ONE MARKET

                         STANDARD FORM OFFICE LEASE

                                   BETWEEN

                     ZML-ONE MARKET LIMITED PARTNERSHIP,
                A DELAWARE LIMITED PARTNERSHIP ("LANDLORD"),
                 by its agent, Equity Office Holdings, LLC,
                    a Delaware limited liability company

                                     AND

               TENERA, INC., a Delaware corporation ("TENANT")

                              TABLE OF CONTENTS

I.       BASIC LEASE INFORMATION; DEFINITIONS ...........................   1
II.      LEASE GRANT ....................................................   3
III.     POSSESSION .....................................................   3
IV.      USE ............................................................   3
V.       RENT ...........................................................   4
VI.      SECURITY DEPOSIT ...............................................   4
VII.     SERVICES TO BE FURNISHED BY LANDLORD ...........................   5
VIII.    LEASEHOLD IMPROVEMENTS .........................................   6
IX.      GRAPHICS .......................................................   6
X.       REPAIRS AND ALTERATIONS BY TENANT ..............................   6
XI.      USE OF ELECTRICAL AND HVAC SERVICES BY TENANT ..................   7
XII.     ENTRY BY LANDLORD ..............................................   7
XIII.    ASSIGNMENT AND SUBLETTING ......................................   7
XIV.     LIENS ..........................................................   8
XV.      INDEMNITY AND WAIVER OF CLAIMS .................................   9
XVI.     TENANT'S INSURANCE .............................................  10
XVII.    SUBROGATION ....................................................  11
XVIII.   LANDLORD'S INSURANCE ...........................................  11
XIX.     CASUALTY DAMAGE ................................................  11
XX.      DEMOLITION .....................................................  12
XXI.     CONDEMNATION ...................................................  12
XXII.    EVENTS OF DEFAULT ..............................................  12
XXIII.   REMEDIES .......................................................  13
XXIV.    LIMITATION OF LIABILITY ........................................  14
XXV.     NO WAIVER ......................................................  15
XXVI.    EVENT OF BANKRUPTCY ............................................  15
XXVII.   QUIET ENJOYMENT ................................................  16
XXVIII.  RELOCATION .....................................................  16
XXIX.    HOLDING OVER ...................................................  16
XXX.     SUBORDINATION TO MORTGAGES .....................................  16
XXXI.    ATTORNEY'S FEES ................................................  17
XXXII.   NOTICE .........................................................  17
XXXIII.  LANDLORD'S LIEN ................................................  17
XXXIV.   EXCEPTED RIGHTS ................................................  17
XXXV.    SURRENDER OF PREMISES ..........................................  18

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

XXXVI.   MISCELLANEOUS ..................................................  18
XXXVII.  ENTIRE AGREEMENT ...............................................  19

                           OFFICE LEASE AGREEMENT

   This Office Lease Agreement (the "Lease"), is made and entered into as of the __________ day of __________, 1995, by and between ZML-ONE MARKET LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP ("Landlord") by its Agent, Equity Office Holdings, LLC, a Delaware limited liability company, and TENERA, INC., A DELAWARE CORPORATION ("Tenant").

I.  BASIC LEASE INFORMATION; DEFINITIONS.

    A. The following is some of the basic lease information and defined terms used in this Lease.

        1.  "Broker" means ComCore Real Estate Services.

        2. "Building" shall mean the office building located at One Market, San Francisco, San Francisco County, State of California, commonly known as One Market.

        3. Landlord is not required to perform Landlord Work (hereinafter defined) in the Premises and the "Commencement Date," "Lease Term" and "Termination Date" shall be as set forth in subsection I.A.3.a. below.

            a. The "Lease Term" shall mean a period of twenty-six (26) months commencing on September 1, 1995 (the "Commencement Date") and, unless sooner terminated as provided herein, ending on October 31, 1997 (the "Termination Date").

            b.  INTENTIONALLY OMITTED.

        4.  "Guarantor(s)" INTENTIONALLY OMITTED.

        5. "Landlord Work" shall mean the work, if any, that Landlord is obligated to perform in the Premises pursuant to the Work Letter Agreement attached hereto as Exhibit "C."

        6. "Notice Addresses" shall mean the following addresses for Tenant and Landlord, respectively:

            Tenant:

            Prior to the Commencement Date, notices shall be sent to Tenant at the following address:

            Tenera, Inc.,
            2001 Center Street
            Suite 500
            Berkeley, California  94704
            Attention:  Jeff Hazarian

            On or after the Commencement Date, notices shall be sent to Tenant at the Premises, Attention: Jeff Hazarian.

            Landlord:

            Office of the Building
            One Market
            Spear Street Tower, Suite 725,
            San Francisco, California  94105
            Attention:  Building Manager

            With a copy to:

            Equity Office Holdings, L.L.C.
            Two North Riverside Plaza
            Suite 2200

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
            Chicago, Illinois 60606
            Attention: General Counsel

            Payments of Rent only shall be made payable to the order of One Market at the following address:

            Office of the Building
            One Market
            Spear Street Tower
            San Francisco, California  94105

        7.  "Permitted Use" shall mean:  General office use.

        8. "Premises" shall mean the area located on the eighteenth (18th) floor of Spear Tower of the Building and outlined on Exhibit A attached hereto and incorporated herein and known as Suite # 1850.

        9. "Project" shall mean the two (2) towers known as Spear Tower and Steuart Tower, the land described in the legal description attached hereto as Exhibit A-2, and all of the improvements located on such land.

        10. "Prepaid Rental": Nineteen Thousand Seven Hundred Fifty-Eight and 33/100 Dollars ($19,758.33) payable by Tenant upon execution of this Lease by Tenant in accordance with Article V hereof.

        11. "Rentable Area of the Premises" shall mean the area contained within the demising walls of the Premises and any other area designated for the exclusive use of Tenant, without deduction for any columns or projections necessary to the Building, plus a proportionate share of any Common Areas located on the floor(s) on which the Premises is located and a proportionate share of the Building's public areas, management office, engineer's office and "Mechanical Spaces" i.e. spaces housing service areas, equipment and/or access corridors for HVAC and communications facilities, plumbing, fire protection and elevators. The Rentable Area of the Premises is deemed for all purposes under this Lease to be 9,484 square feet. The "Rentable Area of the Project" is deemed for all purposes under this Lease to be 1,455,000 square feet. The square footage amounts set forth for the Rentable Area of the Premises and the Rentable Area of the Building constitute a material part of the economic basis of this Lease and the execution thereof by Landlord and shall not be adjusted without the written consent of Landlord.

        12. "Security Deposit" shall mean the sum of $39,516.66. Effective as of the first anniversary of the Commencement Date and provided there has been no default under the terms and conditions of the Lease, the Security Deposit shall be reduced to $19,758.33.

        13. "Tenant's Pro Rata Share with respect to Taxes" shall mean six thousand five hundred eighteen ten-thousandths percent (.6518%), which is the sum derived by dividing the Rentable Area of the Premises by the Rentable Area of the Project and multiplying the result thereof by one hundred (100).

        14. "Tenant's Pro Rata Share with respect to Expenses" shall mean six thousand six hundred thirty-eight ten-thousandths percent (.6638%) which is the sum derived by dividing the Rentable Area of the Premises by the Rentable Area of the Project (exclusive of 26,213 rentable square feet of storage space) and multiplying the result thereof by one hundred (100).

    B. The following are additional definitions of some of the defined terms used in the Lease.

        1. "Basic Costs" shall mean all direct and indirect costs and expenses incurred in connection with the Property as more fully defined in Exhibit B-2.

        2. "Building Standard" shall mean the type, grade, brand, quality and/or quantity of materials Landlord designates from time to time to be the minimum quality and/or quantity to be used in the Building.

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
        3. "Business Day(s)" shall mean Mondays through Fridays exclusive of the normal business holidays ("Holidays") of New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and such other days as Landlord may designate.

        4. "Common Areas" shall mean those areas provided for the common use or benefit of all tenants generally and/or the public, such as corridors, elevator foyers, common mail rooms, restrooms, vending areas, and lobby areas (whether at ground level or otherwise), and other similar facilities.

        5. "Maximum Rate" shall mean the greatest per annum rate of interest permitted from time to time under applicable federal and state law.

        6. "Normal Business Hours" for the Building shall mean 8:00 a.m. to 6:00 p.m. Mondays through Fridays, exclusive of Holidays, and such other hours as Landlord may designate from time to time.

        7. "Prime Rate" shall mean the per annum interest rate publicly announced by The First National Bank of Chicago from time to time (whether or not charged in each instance) as its prime or base rate.

II. LEASE GRANT. Subject to and upon the terms herein set forth, Landlord leases to Tenant and Tenant leases from Landlord the Premises.

III.  POSSESSION.

    A.  INTENTIONALLY OMITTED.

    B. Subject to the completion or correction of any items of Landlord Work set forth on a construction punchlist jointly prepared by Landlord and Tenant in good faith based on a walk through of the Premises within thirty (30) days after substantial completion, by taking possession of the Premises, Tenant is deemed to have:

        1. accepted the Premises and agreed that the Premises is in good order and satisfactory condition, with no representation or warranty by Landlord as to the condition or suitability of the Premises or of the Building for Tenant's use thereof; and

        2. agreed that Landlord has no obligation to clean, decorate, alter, remodel, improve or repair the Premises or the Building unless said obligation is specifically set forth in this Lease.

    C.  INTENTIONALLY OMITTED.

    D. If Tenant takes possession of the Premises prior to the Commencement Date for the purposes of conducting business in the normal course such possession shall be subject to all the terms and conditions of the Lease, and Tenant shall pay (a) no Base Rental or Additional Base Rental for each day of occupancy beginning with August 22, 1995 and ending the day immediately preceding the Commencement Date, and (b) pay Base Rental and Additional Base Rental to Landlord on a per diem basis for each day of occupancy prior to August 22, 1995. If Tenant takes possession of the Premises prior to the Commencement Date solely for the purposes of storing Tenant's personal property therein such possession shall be subject to all the terms and conditions of the Lease and Tenant shall not pay Base Rental or Additional Base Rental for such storage prior to the Commencement Date.

IV. USE. The Premises shall be used for the Permitted Use and for no other purpose. Tenant agrees not to use or permit the use of the Premises for any purpose which is illegal, dangerous to life, limb or property or which, in Landlord's opinion, creates a nuisance or which would increase the cost of insurance coverage with respect to the Building. Tenant shall conduct its business and control its agents, servants, contractors, employees, customers, licensees, and invitees in such a manner as not to interfere with, annoy or disturb other tenants, or in any way interfere with Landlord in the management and operation of the Building. Tenant will maintain the Premises in a clean and healthful condition, and comply with all laws, ordinances, orders, rules and regulations of any governmental entity with reference to the operation of Tenant's business and to the use, condition, configuration or occupancy of the Premises, including without limitation, the Americans with Disabilities Act. Tenant will comply with the rules and regulations of the Building adopted and altered by Landlord from time to time and will cause all of its agents, servants, contractors, employees, customers, licensees and invitees to do so. All changes to such rules and regulations will be sent by Landlord to Tenant in writing. A copy of the existing rules and regulations is attached hereto as Exhibit D and made a part hereof. Tenant agrees not to commit or allow any waste to be committed on any portion of the Premises, and at the termination of this Lease to deliver up the Premises to Landlord in accordance with Article XXXV hereof.

V.  RENT.

    A. Tenant covenants and agrees to pay to Landlord during the Lease Term, without any setoff or deduction whatsoever, the full amount of all Base Rental payments, and any adjustments thereof, due in accordance with the rental schedule set forth in Exhibit B-1 hereof (the "Base Rental"), the full amount of all payments of Additional Base Rental due in accordance with Exhibit B-2 hereof (the "Additional Base Rental") and all such other sums of money as shall become due under this Lease (including, without limitation, any charges for replacement of electric lamps and ballasts and any other services, goods or materials furnished by Landlord at Tenant's request), all of which hereinafter may be collectively called "Rent." Except as otherwise provided herein, the Base Rental and Additional Base Rental for each calendar year or portion thereof during the Lease Term, shall be due and payable in advance in equal monthly installments on the first day of each calendar month during the Lease Term and any extensions or renewals hereof, and Tenant hereby agrees to pay such Base Rental and Additional Base Rental to Landlord without demand, provided that the installment of Base Rental for the first full calendar month of the Lease Term shall be payable upon the execution of this Lease by Tenant. If the Lease Term commences on a day other than the first day of a month or terminates on a day other than the last day of a month, then the installments of Base Rental and Additional Base Rental for such month or months shall be prorated, based on the number of days in such month. All such payments shall be by a good and sufficient check. No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct amount of Rent due under this Lease shall be deemed to be other than a payment on account of the earliest Rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other available remedy. The acceptance by Landlord of any Rent on a date after the due date of such payment shall not be construed to be a waiver of Landlord's right to declare a default for any other late payment. Tenant's covenant to pay Rent shall be independent of every other covenant set forth in this Lease.

    B. All Rent not paid when due and payable shall bear interest from the date due until paid (provided Tenant shall be entitled to a grace period of five (5) days with respect to the first (1st) late payment in any calendar year) at the lesser of: 1. eighteen percent (18%) per annum; or 2. the Maximum Rate. In addition, if Tenant fails to pay any installment of Base Rental, Additional Base Rental or any other item of Rent when due and payable hereunder (provided Tenant shall be entitled to a grace period of five (5) days with respect to the first (1st) late payment in any calendar year), a service fee equal to five percent (5%) of such unpaid amount will be due and payable immediately by Tenant to Landlord.

VI. SECURITY DEPOSIT. The Security Deposit shall be delivered to Landlord upon the execution of this Lease and shall be held by Landlord without liability for interest (except as required by law) and as security for the performance of Tenant's obligations under this Lease. The Security Deposit shall not be considered an advance payment of Rent or a measure of Tenant's liability for damages. Landlord may, from time to time, without prejudice to any other remedy, use all or a portion of the Security Deposit to make good any arrearages of Rent, to repair damages to the Premises caused by Tenant, to clean the Premises upon termination of this Lease or otherwise to satisfy any other covenant or obligation of Tenant hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not in default at the termination of this Lease, after Tenant surrenders the Premises to Landlord in accordance with this Lease and all amounts due Landlord from Tenant are finally determined and paid, the balance of the Security Deposit remaining after any such application shall be returned to Tenant. If Landlord transfers its interest in the Premises during the Lease Term, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of such Security Deposit. Tenant agrees to look solely to such transferee or assignee for the return of the Security Deposit. Landlord and its successors and assigns shall not be bound by any actual or attempted assignment or encumbrance of the Security Deposit by Tenant, provided, however, if Tenant's interest in this Lease has been assigned, Landlord may, at its option, and provided the assignee provides Landlord with written evidence of such assignment, return the Security Deposit to such assignee, provided further that the assignee has complied with the other terms of this paragraph. If Landlord elects to return the Security Deposit to Tenant's assignee as aforesaid, Landlord will have no further obligation to the original tenant with respect thereto. Landlord shall not be required to keep the Security Deposit separate from its other accounts.

VII.  SERVICES TO BE FURNISHED BY LANDLORD.

    A. Subject to the provisions of Article XI below, Landlord, as part of Basic Costs, agrees to furnish Tenant the following services:

        1. Cold water at those points of supply provided for general use of tenants in the Building, central heat and air conditioning in season, at such temperatures and in such amounts as are considered by Landlord to be standard for buildings of similar class, size, age and location, or as required by governmental authority; provided, however, heating and air conditioning service at times other than for Normal Business Hours for the Building shall be furnished only upon the written request of Tenant delivered to Landlord at the office of the Building prior to 3:00 p.m. at least one Business Day in advance of the date for which such usage is requested. Tenant shall pay Landlord, upon demand as additional rent, the entire cost of additional service as such costs are determined by Landlord from time to time.

        2. Routine maintenance and electric lighting service for all Common Areas of the Building in the manner and to the extent deemed by Landlord to be standard for buildings of similar class, size, age and location.

        3. Janitor service on Business Days; provided, however, if Tenant's use, floor covering or other improvements require special services, Tenant shall, at Landlord's option, either (i) retain its own contractors (which contractor shall be subject to Landlord's reasonable approval) to do such work or, (ii) pay the additional cost reasonably attributable thereto as additional Rent upon presentation of statements therefor by Landlord.

        4. Elevator service in common with other tenants of the Building for ingress and egress to and from the floor of the Premises during Normal Business Hours.

    B. Except as otherwise expressly provided herein, the failure by Landlord to any extent to furnish, or the interruption or termination of these services in whole or in part, resulting from adherence to laws, regulations and administrative orders, wear, use, repairs, improvements, alterations, Force Majeure (as hereinafter defined) or any causes beyond the reasonable control of Landlord shall not render Landlord liable in any respect nor be construed as an eviction of Tenant, nor give rise to an abatement of Rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement hereof. Notwithstanding anything to the contrary contained in this Section VII.B. if
(i) Landlord ceases to furnish any service in the Building, and Tenant notifies Landlord of such cessation in writing (the "Interruption Notice"),
(ii) such cessation does not arise as a result of an act or omission of Tenant, (iii) such cessation is not caused by a fire or other casualty (in which case Article XIX shall control), (iv) the repair or restoration of such service is reasonably within the control of Landlord, and (v) as a result of such cessation, the Premises or a material portion thereof, is rendered untenantable (meaning that Tenant is unable to use the Premises in the normal course of its business) and Tenant in fact ceases to use the Premises, or material portion thereof, then, Tenant's sole remedy for such cessation shall be as follows: on the fifth (5th) consecutive business day following the later to occur of the date the Premises (or material portion thereof) becomes untenantable, the date Tenant ceases to use such space and the date Tenant provides Landlord with an Interruption Notice, the Base Rental and Additional Base Rental payable hereunder shall be abated on a per diem basis for each day after such five (5) business day period based upon the percentage of the Premises so rendered untenantable and not used by Tenant, and such abatement shall continue until the date the Premises become tenantable again. Should any of the equipment or machinery used in the provision of such services for any cause cease to function properly, Landlord shall use reasonable diligence to repair such equipment or machinery, but except as otherwise expressly provided herein, Tenant shall have no claim for offset or abatement of Rent or damages on account of an interruption in service or resulting therefrom. Landlord's entire obligation with respect to the repair and maintenance of the Premises are set forth above.

    C. Tenant expressly acknowledges that if Landlord, from time to time, elects to provide security services, Landlord shall not be deemed to have warranted the efficiency of such security personnel, service, procedures or equipment and Landlord shall not be liable in any manner for the failure of any such security personnel, services, procedures or equipment to prevent or control, or apprehend any one suspected of personal injury or property damage in, on or around the Property.

VIII.  LEASEHOLD IMPROVEMENTS.

    A. Except as otherwise specifically provided elsewhere in this Lease or in the Work Letter Agreement, if any, attached hereto as Exhibit C and incorporated herein, all installations and improvements now or hereafter placed on or in the Premises by Landlord shall be for Tenant's account and at Tenant's cost, which cost shall be payable by Tenant to Landlord upon demand as additional Rent.

    B. Any and all alterations, additions and improvements to the Premises, all attached furniture, equipment and non-trade fixtures (collectively, "Leasehold Improvements") shall be owned and insured by Landlord and shall remain upon the Premises, all without compensation, allowance or credit to Tenant. Any unattached and movable equipment or furniture, trade fixtures or other personalty of Tenant ("Tenant's Property") shall be owned and insured by Tenant. Landlord may, nonetheless, require Tenant to remove any Leasehold Improvements performed by or for the benefit of Tenant and all electronic, phone and data cabling as are designated by Landlord (the "Required Removables") at Tenant's sole cost. In the event that Landlord so elects, Tenant shall remove such Required Removables on or before the expiration or earlier termination of this Lease and repair any damage caused by such removal. If Tenant fails to remove the Required Removables after Landlord's request therefor, Landlord may remove, store or dispose of the Required Removables at Tenant's cost, and repair any damage caused by such removal and Tenant shall pay Landlord as additional Rent hereunder, on demand, all such costs. Landlord shall not require Tenant to remove any usual office improvements such as gypsum board, partitions, ceiling grids and tiles, fluorescent lighting panels, building standard doors and carpeting.

IX. GRAPHICS. Landlord shall provide and install, at Tenant's cost which may be paid out of the Work Allowance (defined in Exhibit C), all letters or numerals on the exterior of the Premises; all such letters and numerals shall be in the standard graphics for the Building and no others shall be used or permitted on the Premises without Landlord's prior written consent.

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
X.  REPAIRS AND ALTERATIONS BY TENANT.

    A. Tenant shall, at Tenant's own cost and expense, keep the Premises in good condition and repair. Such repairs shall restore the Premises to as good a condition as it was in prior to such damage and shall be effected in compliance with the reasonable directions of Landlord. If Tenant fails to make such repairs to the Premises promptly, Landlord may, at its option, make such repairs, and Tenant shall pay the cost thereof to the Landlord on demand as additional Rent.

    B. Tenant shall not make or allow to be made any alterations, additions or improvements to the Premises, nor install any vending machines, safes or other heavy property or equipment within the Premises, nor place signs or window coverings on the Premises which are visible from outside the Premises, without first obtaining the written consent of Landlord in each such instance. Except with regard to requests for consent or approval that require Landlord to make a determination of the aesthetics of certain signage, alterations or other things that would be visible form outside the Premises or Building or to assume certain risks, including, without limitation, the risk that a certain alteration, addition and/or improvement could adversely affect the mechanical systems or structure of the Building or require excess removal costs, Landlord agrees to act reasonably in granting its approval or disapproval of any requests by Tenant for the consent or approval of Landlord. Prior to commencing any such work, Tenant must furnish Landlord with plans and specifications; names and addresses of contractors; copies of contracts; necessary permits; evidence of contractor's and subcontractor's insurance in accordance with section XVI.B. hereof; and indemnification in form and amount satisfactory to Landlord. All such improvements, alterations or additions shall be installed in a good workmanlike manner using new materials. Upon completion, Tenant shall furnish "as-built" plans, contractor's affidavits and full and final waivers of lien and receipted bills covering all labor and materials. All improvements, alterations and additions shall comply with all insurance requirements, codes, ordinances, laws and regulations, including without limitation, the Americans with Disabilities Act. Tenant shall reimburse Landlord upon demand as additional Rent for all sums expended by Landlord for examination of the architectural, mechanical, electric and plumbing plans for any alterations, additions or improvements and for the costs of repairing any damage done to the Building caused by Tenant or Tenant's agents, servants, employees, customers, licensees, or invitees. If Landlord so requests, Tenant shall permit Landlord to supervise construction operations, but no such supervision shall impose any liability upon Landlord. In the event Landlord supervises such construction, Landlord shall be entitled to a supervisory fee in the amount of fifteen percent (15%) of the cost of such construction. Landlord's approval of Tenant's plans and specifications or supervision of any work performed for or on behalf of Tenant shall not be deemed to be a representation by Landlord that such plans and specifications comply with applicable insurance requirements, building codes, ordinances, laws or regulations.

XI.  USE OF ELECTRICAL AND HVAC SERVICES BY TENANT.

    A. All electricity used by Tenant in the Premises shall, at Landlord's option, be paid for by Tenant through inclusion in Base Rental or Basic Costs. Tenant's use of electrical and heating, ventilating and air conditioning ("HVAC") services furnished by Landlord shall not exceed, either in voltage, rated capacity, use or overall load, that which Landlord deems to be standard for the Building. In the event Tenant shall request that it be allowed to consume electrical or HVAC services in excess of that deemed by Landlord to be standard for the Building, Landlord may refuse to consent to such usage or may consent upon such conditions as Landlord elects (including the installation of utility service upgrades, submeters, air handlers or cooling units), and all such additional usage (to the extent permitted by law), installation and maintenance thereof shall be paid for by Tenant as additional Rent. Landlord shall have the right to separately meter electrical usage for the Premises at any time during the Lease Term or to use any other method of measuring electrical usage that Landlord, in its reasonable judgment, deems to be appropriate.

    B. If Landlord generates or distributes electric current for the Building, Tenant shall obtain all current from Landlord and pay as additional Rent Landlord's charges therefor, provided, however, that if the cost of providing electricity is not included in Base Rental or Basic Costs, the charges to Tenant shall not exceed the rate that would be charged Tenant if billed directly by the local utility for the same services. Landlord may cease to furnish electricity upon 30 days prior written notice, provided within the 30 days Landlord connects with another source of electric supply.

XII. ENTRY BY LANDLORD. Landlord and its agents or representatives shall have the right to enter the Premises with reasonable prior notice (and in emergencies at all times, without prior notice, by any means Landlord may deem appropriate, and without liability therefor) to inspect the same, or to show the Premises to prospective purchasers, mortgagees, tenants or insurers, or to clean or make repairs, alterations or additions thereto, including any work that Landlord deems necessary for the safety, protection or preservation of the Building or any occupants thereof, or to facilitate repairs, alterations or additions to the Building or any other tenants premises. If reasonably necessary for the protection and safety of Tenant and its employees, Landlord shall have the right to temporarily close the Premises to perform repairs, alterations or additions in the Premises, provided that Landlord shall use reasonable efforts to perform all such work on weekends and after Normal Business Hours. Entry by Landlord hereunder shall not constitute a constructive eviction or entitle Tenant to any abatement or reduction of Rent by reason thereof. Notwithstanding the foregoing, Landlord and its agents and representatives shall not have to provide Tenant with prior notice to perform janitor and cleaning service in the Premises before or after Normal Business Hours.

XIII.  ASSIGNMENT AND SUBLETTING.

    A. Tenant shall not assign, sublease, transfer or encumber this Lease or any interest therein or grant any license, concession or other right of occupancy of the Premises or any portion thereof or otherwise permit the use of the Premises or any portion thereof by any party other than Tenant (any of which events is hereinafter called a "Transfer") without the prior written consent of Landlord, which consent shall not be unreasonably withheld with respect to any proposed assignment or subletting. Landlord's consent shall not be considered unreasonably withheld if: 1. the proposed transferee's financial responsibility does not meet the same criteria Landlord uses to select Building tenants, provided with respect to a subtenant, Landlord shall apply a standard of whether the proposed subtenant is financially able to meet its obligations, including its obligation to pay rent under the sublease, as they become due; 2. the proposed transferee's business is not suitable for the Building considering the business of the other tenants and the Building's prestige or would result in a violation of an exclusive right granted to another tenant in the Building; 3. the proposed use is different than the Permitted Use; 4. the proposed transferee is a government agency or occupant of the Project; or 5. Tenant is in default. Tenant acknowledges that the foregoing is not intended to be an exclusive list of the reasons for which Landlord may reasonably withhold its consent to a proposed Transfer. Any attempted Transfer in violation of the terms of this Article shall, at Landlord's option, be void. Consent by Landlord to one or more Transfers shall not operate as a waiver of Landlord's rights as to any subsequent Transfers. In addition, Tenant shall not, without Landlord's consent, publicly offer or advertise the Lease for Transfer in any media. In the event Tenant or anyone acting on behalf of Tenant or with Tenant's knowledge violates the provisions of the foregoing sentence, Landlord, in addition to its other remedies, shall be entitled to seek injunctive relief preventing such action, and Tenant shall be responsible for all costs incurred by Landlord in connection therewith.

    B. If Tenant requests Landlord's consent to a Transfer, Tenant shall notify Landlord in writing at least 45 days prior to the effective date of the proposed Transfer of the name of the proposed transferee and the nature of the business of the proposed transferee, the term, use, rental rate and all other material terms and conditions of the proposed Transfer, including, without limitation, evidence satisfactory to Landlord that the proposed transferee is financially responsible. Notwithstanding the provisions of Section XIII.A. above, Landlord may, during said 45-day period, 1. consent to or refuse to consent to such Transfer in writing; or 2. negotiate directly with the proposed transferee and (in the event Landlord is able to reach agreement with such proposed transferee) upon execution of a lease with such transferee, terminate this Lease (in part or in whole, as appropriate) upon thirty (30) days' notice; or 3. cancel and terminate this Lease, in whole or in part as appropriate, upon 30 days notice. In the event Landlord consents to any such Transfer, the Transfer shall be in a form approved by Landlord, and Tenant shall bear all costs and expenses incurred by Landlord in connection with the review and approval of such documentation, which costs and expenses shall not exceed Seven Hundred Fifty Dollars ($750.00).

    C. Fifty percent (50%) of all cash or other proceeds (the "Transfer Consideration") of any Transfer of Tenant's interest in this Lease and/or the Premises, whether consented to by Landlord or not, shall be paid to Landlord and Tenant hereby assigns all rights it might have or ever acquire in any such proceeds to Landlord. In addition to the Rent hereunder, Tenant hereby covenants and agrees to pay to Landlord fifty percent (50%) of all rent and other consideration which it receives which is in excess of the Rent payable hereunder within ten (10) days following receipt thereof by Tenant. In addition to any other rights Landlord may have, Landlord shall have the right to contact any transferee and require that all payments made pursuant to the Transfer shall be made directly to Landlord.

    D. If Tenant is a corporation and if at any time during the Lease Term the person or persons who own the voting shares at the time of the execution of this Lease cease for any reason, including but not limited to merger, consolidation or other reorganization involving another corporation, to own a majority of such shares, or if Tenant is a partnership and if at any time during the Lease Term the general partner or partners who own the general partnership interests in the partnership at the time of the execution of this Lease, cease for any reason to own a majority of such interests (except as the result of transfers by gift, bequest or inheritance to or for the benefit of members of the immediate family of such original shareholder(s) or partner(s)), such an event shall be deemed to be a Transfer. The preceding sentence shall not apply whenever Tenant is a corporation the outstanding stock of which is listed on a recognized security exchange, or if at least eighty per cent (80%) of its voting stock is owned by another corporation, the voting stock of which is so listed.

    E. Any Transfer consented to by Landlord in accordance with this Article XIII shall be only for the Permitted Use and for no other purpose, and in no event shall any Transfer release or relieve Tenant or any Guarantors from any obligations under this Lease.

XIV. LIENS. Tenant will not permit any mechanic's liens or other liens to be placed upon the Premises or Tenant's leasehold interest therein, the Building, or the real estate associated therewith. Landlord's title to the Building and Project is and always shall be paramount to the interest of Tenant, and nothing herein contained shall empower Tenant to do any act that can, shall or may encumber Landlord's title. In the event any such lien does attach, Tenant shall, within 5 days of notice of the filing of said lien, either discharge or bond over such lien to the satisfaction of Landlord and Landlord's Mortgagee (as hereinafter defined), and in such a manner as to stay the enforcement or foreclosure of such lien. If Tenant shall fail to so discharge or bond over such lien, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same. Any amount paid by Landlord for any of the aforesaid purposes, including reasonable attorneys fees (if and to the extent permitted by law) shall be paid by Tenant to Landlord on demand as additional Rent.

XV.  INDEMNITY AND WAIVER OF CLAIMS.

    A. Except for losses, liabilities, obligations, damages, penalties, claims, costs, charges, and expenses resulting from the negligence of Landlord and/or its agents, employees or contractors, and subject to the provisions of
Article XVII hereof, Tenant shall indemnify, defend and hold Landlord, its principals, beneficiaries, partners, officers, directors, agents, employees and any Mortgagee(s) (collectively the "Landlord Related Parties") harmless against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including, without limitation, reasonable architects' and attorneys' fees (if and to the extent permitted by law), which may be imposed upon, incurred by, or asserted against Landlord or any of the Landlord Related Parties and arising, directly or indirectly, out of or in connection with the use, occupancy or maintenance of the Premises by, through or under Tenant, and (without limiting the generality of the foregoing) any of the following: 1. any work or thing done in, on or about the Premises or any part thereof by Tenant or any of its transferees, agents, servants, contractors, employees, customers, licensees or invitees; 2. any use, non-use, possession, occupation, condition, operation or maintenance of the Premises or any part thereof; 3. any act or omission of Tenant or any of its transferees, agents, servants, contractors, employees, customers, licensees or invitees, regardless of whether such act or omission occurred within the Premises; 4. any injury or damage to any person or property occurring in, on or about the Premises or any part thereof; or 5. any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms or conditions contained in this Lease with which Tenant must comply or perform. In case any action or proceeding is brought against Landlord or any of the Landlord Related Parties by reason of any of the foregoing, Tenant shall, at Tenant's sole cost and expense, resist and defend such action or proceeding with counsel approved by Landlord or, at Landlord's option, reimburse Landlord for the cost of any counsel retained directly by Landlord to defend and resist such action or proceeding.

    B. Landlord and the Landlord Related Parties shall not be liable for, and Tenant waives, all claims for loss or damage to Tenant's business or damage to person or property sustained by Tenant or any person claiming by, through or under Tenant (including Tenant's employees) resulting from any accident or occurrence in, on or about the Premises, the Building or the Project, including, without limitation, claims for loss, theft or damage resulting from: 1. the Premises, Building, or Project, or any equipment or appurtenances becoming out of repair; 2. wind or weather; 3. any defect in or failure to operate, for whatever reason, any sprinkler, heating or air-conditioning equipment, electric wiring, gas, water or steam pipes; 4. broken glass; 5. the backing up of any sewer pipe or downspout; 6. the bursting, leaking or running of any tank, water closet, drain or other pipe; 7. the escape of steam or water; 8. water, snow or ice being upon or coming through the roof, skylight, stairs, doorways, windows, walks or any other place upon or near the Building; 9. the falling of any fixture, plaster, tile or other material; 10. any act, omission or negligence of other tenants, licensees or any other persons or occupants of the Building or of adjoining or contiguous buildings, of owners of adjacent or contiguous property or the public, or by construction of any private, public or quasi-public work; or 11. any other cause of any nature except, as to items 1. - 9., where such loss or damage is due to Landlord's negligence or willful failure to make repairs required to be made pursuant to other provisions of this Lease, after the expiration of a reasonable time after written notice to Landlord of the need for such repairs. To the maximum extent permitted by law, Tenant agrees to use and occupy the Premises, and to use such other portions of the Project as Tenant is herein given the right to use, at Tenant's own risk.

    C. Except for losses, liabilities, obligations, damages, penalties, claims, costs, charges and expenses resulting from the negligence of Tenant and/or its agents, employees or contractors, and subject to the provisions of
Article XVII hereof, Landlord shall indemnify, defend and hold Tenant, its principals, agents and employees (collectively the "Tenant Related Parties") harmless from and against all liabilities, obligations, damages (other than consequential damages), penalties, claims, costs, charges and expenses, including, without limitation, reasonable attorneys' fees, which may be imposed upon, incurred by, or asserted against Tenant or any of the Tenant Related Parties and arising, directly or indirectly, out of or in connection with any of the following:(i) any work or thing done in, on or about the Common Areas or any part thereof by Landlord or any of its agents, contractors or employees; (ii) any use, non-use, possession, occupation, condition, operation, maintenance or management of the Common Areas or any part thereof by Landlord or any of its agents, contractors or employees (iii) any act or omission of Landlord or any of its agents, contractors or employees; and (iv) any injury or damage to any person or property occurring in, on or about the Common Areas or any part thereof; provided, however, that in each case such liability, obligation, damage, penalty, claim, cost, charge or expense results from the negligence of Landlord and/or its agents, employees or contractors.

    D. Subject to the provisions of Articles X, XXII and XXIII hereof, Tenant and the Tenant Related Parties shall not be liable for, and Landlord waives, all claims for loss or damage to Landlord's business or damage to person or property sustained by Landlord or any person claiming by, through or under Landlord (including Landlord's employees) resulting from any accident or occurrence in, on or about the Premises, the Building or the Property, including, without limitation, claims for loss, theft or damage resulting from: (1) the Premises, Building, or Property, or any equipment or appurtenances becoming out of repair: (2) wind or weather; (3) any defect in or failure to operate, for whatever reason, any sprinkler, heating or air-conditioning equipment, electric wiring, gas, water or steam pipes; (4) broken glass; (5) the backing up of any sewer pipe or downspout; (6) the bursting, leaking or running of any tank, water closet, drain or other pipe; (7) the escape of steam or water; (8) water, snow or ice being upon or coming through the roof, skylight, stairs, doorways, windows, walks or any other place upon or near the Building; (9) the falling of any fixture, plaster, tile or other material; (10) any act, omission or negligence of other tenants, licensees or any other persons or occupants of the Building or of adjoining or contiguous buildings, of owners of adjacent or contiguous property or the public, or by construction of any private, public or quasi-public work; or (11) any other cause of any nature except, as to items (1) - (9), where such loss or damage is due to Tenant's negligence or willful failure to make repairs required to be made pursuant to other provisions of this Lease.

XVI.  TENANT'S INSURANCE.

    A. At all times commencing on and after the earlier of the Commencement Date and the date Tenant or its agents, employees or contractors enters the Premises for any purpose, Tenant shall carry and maintain, at its sole cost and expense:

        1. Commercial General Liability Insurance with a Broad Form General Liability Endorsement applicable to the Premises and its appurtenances providing, on an occurrence basis, a minimum combined single limit of Two Million Dollars ($2,000,000).

        2. All Risks of Physical Loss Insurance written at replacement cost value and with a replacement cost endorsement covering all of Tenant's Property in the Premises.

        3. Workers Compensation Insurance as required by the state in which the Premises is located and in amounts as may be required by applicable statute, and Employers Liability Coverage of One Million Dollars ($1,000,000) per occurrence.

        4. Whenever good business practice, in Landlord's reasonable judgment, indicates the need of additional insurance coverage or different types of insurance in connection with the Premises or Tenant's use and occupancy thereof, Tenant shall, upon request, obtain such insurance at Tenant's expense and provide Landlord with evidence thereof.

    B. Except for items for which Landlord is responsible under the Work Letter Agreement, before any repairs, alterations, additions, improvements, or construction are undertaken by or on behalf of Tenant, Tenant shall carry and maintain, at its expense, or Tenant shall require any contractor performing work on the Premises to carry and maintain, at no expense to Landlord, in addition to worker's compensation insurance as required by the jurisdiction in which the Building is located, All Risk Builder's Risk Insurance in the amount of the replacement cost of any alterations, additions or improvements (or such other amount reasonably required by Landlord) and Commercial General Liability Insurance (including, without limitation, Contractor's Liability coverage, Contractual Liability coverage, Completed Operations coverage, a Broad Form Property Damage coverage and Contractor's Protective liability) written on an occurrence basis with a minimum combined single limit of Two Million Dollars ($2,000,000); such limit may be accomplished by means of an umbrella policy.

    C. Any company writing any insurance which Tenant is required to maintain or cause to be maintained pursuant to the terms of this Lease (all such insurance as well as any other insurance pertaining to the Premises or the operation of Tenant's business therein being referred to as "Tenant's Insurance"), as well as the form of such insurance, shall at all times be subject to Landlord's reasonable approval, and each such insurance company shall have an A.M. Best rating of "A7" or better and shall be licensed and qualified to do business in the state in which the Premises are located. All policies evidencing Tenant's Insurance (except for Workers Compensation) shall specify Tenant and the "owner[s] of the Building and its (or their) respective principals, beneficiaries, partners, officers, directors, employees, agents and mortgagee[s]" (and any other designees of Landlord as the interest of such designees shall appear) as additional insureds. Provided that the coverage afforded Landlord and any designees of Landlord shall not be reduced or otherwise adversely affected, all of Tenant's Insurance may be carried under a blanket policy covering the Premises and any other of Tenant's locations. All liability policies of Tenant's Insurance shall contain endorsements that the insurer(s) will give to Landlord and its designees at least thirty (30) days' advance written notice of any change, cancellation, termination or lapse of said insurance. Tenant shall be solely responsible for payment of premiums for all of Tenant's Insurance. Tenant shall deliver to Landlord at least fifteen (15) days prior to the time Tenant's Insurance is first required to be carried by Tenant, and upon renewals at least fifteen (15) days prior to the expiration of any such insurance coverage, a certificate of insurance of all policies procured by Tenant in compliance with its obligations under this Lease. The limits of Tenant's Insurance shall in no event limit Tenant's liability under this Lease.

    D. Tenant shall not do or fail to do anything in, upon or about the Premises which will: 1. violate the terms of any of Landlord's insurance policies; 2. prevent Landlord from obtaining policies of insurance acceptable to Landlord or any Mortgagees; or 3. result in an increase in the rate of any insurance on the Premises, the Building, any other property of Landlord or of others within the Building. In the event of the occurrence of any of the events set forth in this Section, Tenant shall pay Landlord upon demand, as additional Rent, the cost of the amount of any increase in any such insurance premium. If Tenant fails to obtain the insurance coverage required by this Lease, Landlord may, at its option, obtain such insurance for Tenant, and Tenant shall pay, as additional Rent, the cost of all premiums thereon and all of Landlord's costs associated therewith.

XVII. SUBROGATION. Notwithstanding anything set forth in this Lease to the contrary, Landlord and Tenant do hereby waive any and all right of recovery, claim, action or cause of action against the other, their respective principals, beneficiaries, partners, officers, directors, agents, and employees, and, with respect to Landlord, its Mortgagee[s], for any loss or damage that may occur to Landlord or Tenant or any party claiming by, through or under Landlord or Tenant, as the case may be, with respect to their respective property, the Building, the Property or the Premises or any addition or improvements thereto, or any contents therein, by reason of fire, the elements or any other cause, regardless of cause or origin, including the negligence of Landlord or Tenant, or their respective principals, beneficiaries, partners, officers, directors, agents and employees and, with respect to Landlord, its Mortgagee[s], which loss or damage is (or would have been, had the insurance required by this Lease been carried) covered by insurance. Since this mutual waiver will preclude the assignment of any such claim by subrogation (or otherwise) to an insurance company (or any other person), Landlord and Tenant each agree to give each insurance company which has issued, or in the future may issue, its policies of fire, extended coverage or material damage insurance, written notice of the terms of this mutual waiver, and to have such insurance policies properly endorsed, if necessary, to prevent the invalidation of any of the coverage provided by such insurance policies by reason of such mutual waiver. For the purpose of the foregoing waiver, the amount of any deductible applicable to any loss or damage shall be deemed covered by, and recoverable by the insured under the insurance policy to which such deductible relates. In the event that Tenant is permitted to and self-insures any risk which would have been covered by the insurance required to be carried by Tenant pursuant to Article XVI of the Lease, or if Tenant fails to carry any insurance required to be carried by Tenant pursuant to Article XVI of this Lease, then all loss or damage to Tenant, its leasehold interest, its business, its property, the Premises or any additions or improvements thereto or contents thereof shall be deemed covered by and recoverable by Tenant under valid and collectible policies of insurance.

XVIII. LANDLORD'S INSURANCE. Landlord shall maintain property insurance on the Building in such amounts as Landlord reasonably elects, provided that during the Lease Term Landlord shall maintain standard so-called "all risk" property insurance covering the Building in an amount equal to the replacement cost thereof (including Leasehold Improvements approved by Landlord) at the time in question. The cost of such insurance shall be included as a part of the Basic Costs, and payments for losses thereunder shall be made solely to Landlord or the Mortgagees of Landlord as their interests shall appear.

XIX. CASUALTY DAMAGE. If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged that substantial alteration or reconstruction of the Building shall, in Landlord's sole opinion, be required (whether or not the Premises shall have been damaged by such casualty) or in the event the Premises have been damaged and there is less than two (2) years of the Lease Term remaining on the date of such casualty or in the event any Mortgagee should require that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt or in the event of any material uninsured loss to the Building, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date of such casualty. Such termination shall be effective as of the date of fire or casualty, with respect to any portion of the Premises that was rendered untenantable, and the date specified in Landlord's notice, with respect to any portion of the Premises that remained tenantable. If Landlord does not elect to terminate this Lease, Landlord shall commence and proceed with reasonable diligence to restore the Building (provided that Landlord shall not be required to restore any unleased premises in the Building) and the Leasehold Improvements (but excluding any improvements, alterations or additions made by Tenant in violation of this Lease) located within the Premises, if any, which Landlord has insured to substantially the same condition they were in immediately prior to the happening of the casualty. Notwithstanding the foregoing, Landlord's obligation to restore the Building, and the Leasehold Improvements, if any, shall not require Landlord to expend for such repair and restoration work more than the insurance proceeds actually received by the Landlord as a result of the casualty. When repairs to the Premises have been completed by Landlord, Tenant shall complete the restoration or replacement of all Tenant's Property necessary to permit Tenant's reoccupancy of the Premises, and Tenant shall present Landlord with evidence satisfactory to Landlord of Tenant's ability to pay such costs prior to Landlord's commencement of repair and restoration of the Premises. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of Rent on a per diem basis during the time and to the extent the Premises are untenantable. If the Premises or any other portion of the Building is damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's agents, employees, or contractors, the Rent hereunder shall not be diminished during any period during which the Premises, or any portion thereof, is untenantable, and Tenant shall be liable to Landlord for the cost of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds. Landlord and Tenant hereby waive the provisions of any law from time to time in effect during the Lease Term relating to the effect upon leases of partial or total destruction of leased property. Landlord and Tenant agree that their respective rights in the event of any damage to or destruction of the Premises shall be those specifically set forth herein.

XX.  DEMOLITION.  INTENTIONALLY OMITTED.

XXI. CONDEMNATION. If 1. the whole or any substantial part of the Premises or 2. any portion of the Building or Project which would leave the remainder of the Building unsuitable for use as an office building comparable to its use on the Commencement Date, shall be taken or condemned for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, then Landlord may, at its option, terminate this Lease effective as of the date the physical taking of said Premises or said portion of the Building or Project shall occur. Notwithstanding the foregoing, if the whole or any substantial part of the Premises shall be taken or condemned for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, Tenant shall also have the right to terminate this Lease effective as of the date the physical taking of the Premises occurs. Such right to terminate shall be exercised by written notice to Landlord within thirty (30) days after the date on which Tenant is first notified of the taking. In the event this Lease is not terminated, the Rentable Area of the Project, the Rentable Area of the Project and Tenant's Pro Rata Share shall be appropriately adjusted. In addition, Rent for any portion of the Premises so taken or condemned shall be abated during the unexpired term of this Lease effective when the physical taking of said portion of the Premises shall occur. All compensation awarded for any such taking or condemnation, or sale proceeds in lieu thereof, shall be the property of Landlord, and Tenant shall have no claim thereto, the same being hereby expressly waived by Tenant, except for any portions of such award or proceeds which are specifically allocated by the condemning or purchasing party for the taking of or damage to trade fixtures of Tenant, which Tenant specifically reserves to itself.

XXII. EVENTS OF DEFAULT. The following events shall be deemed to be events of default under this Lease:

    A. Tenant shall fail to pay when due any Base Rental, Additional Base Rental or other Rent under this Lease (hereinafter sometimes referred to as a "Monetary Default").

    B. Any failure by Tenant (other than a Monetary Default) to comply with any term, provision or covenant of this Lease, which failure is not cured within ten (10) days after delivery to Tenant of notice of the occurrence of such failure, provided that if any such failure creates a hazardous condition, such failure must be cured immediately.

    C. Tenant or any Guarantor shall become insolvent, or shall make a transfer in fraud of creditors, or shall commit an act of bankruptcy or shall make an assignment for the benefit of creditors, or Tenant or any Guarantor shall admit in writing its inability to pay its debts as they become due.

    D. Tenant or any Guarantor shall file a petition under any section or chapter of the United States Bankruptcy Code, as amended, pertaining to bankruptcy, or under any similar law or statute of the United States or any State thereof, or Tenant or any Guarantor shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or any Guarantor thereunder; or a petition or answer proposing the adjudication of Tenant or any Guarantor as a debtor or its reorganization under any present or future federal or state bankruptcy or similar law shall be filed in any court and such petition or answer shall not be discharged or denied within sixty (60) days after the filing thereof.

    E. A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any Guarantor or of the Premises or of any of Tenant's property located thereon in any proceeding brought by Tenant or any Guarantor, or any such receiver or trustee shall be appointed in any proceeding brought against Tenant or any Guarantor and shall not be discharged within sixty (60) days after such appointment or Tenant or such Guarantor shall consent to or acquiesce in such appointment.

    F. The leasehold estate hereunder shall be taken on execution or other process of law or equity in any action against Tenant.

    G.  INTENTIONALLY OMITTED.

    H. Tenant shall fail to take possession of and occupy the Premises within thirty (30) days following the Commencement Date and thereafter continuously conduct its operations in the Premises for the Permitted Use as set forth in Paragraph IV hereof.

       I. The liquidation, termination, dissolution, forfeiture of right to do business or death of Tenant or any Guarantor.

    J. Tenant shall be in default beyond any notice and cure period under any other lease with Landlord.

XXIII.  REMEDIES.

    A. Upon the occurrence of any event or events of default under this Lease, whether enumerated in Article XXII or not, Landlord shall have the option to pursue any one or more of the following remedies without any notice (except as expressly prescribed herein) or demand whatsoever (and without limiting the generality of the foregoing, Tenant hereby specifically waives notice and demand for payment of Rent or other obligations and waives any and all other notices or demand requirements imposed by applicable law):

        1. Terminate this Lease and Tenant's right to possession of the Premises by giving written notice to Tenant, and recover from Tenant an award of damages equal to the sum of the following:

            (a) The Worth at the Time of Award of the unpaid Rent which had been earned at the time of termination;

            (b) The Worth at the Time of Award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss that Tenant affirmatively proves could have been reasonably avoided;

            (c) The Worth at the Time of Award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant affirmatively proves could be reasonably avoided;

            (d) Any other amount necessary to compensate Landlord for all the detriment either proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and

            (e) All such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time under applicable law.

            The "Worth at the Time of Award" of the amounts referred to in parts (a) and (b) above, shall be computed by allowing interest at the rate specified in Article V.B., and the "Worth at the Time of Award" of the amount referred to part (c), above, shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%);

        2. Employ the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has right to sublet or assign, subject only to reasonable limitations); or

        3. Notwithstanding Landlord's exercise of the remedy described in California Civil Code Section 1951.4 in respect of an event or events of default, at such time thereafter as Landlord may elect in writing, to terminate this Lease and Tenant's right to possession of the Premises and recover an award of damages as provided above in part 1.

    B. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No waiver by Landlord of any breach hereof shall be effective unless such waiver is in writing and signed by Landlord.

    C. TENANT HEREBY WAIVES ANY AND ALL RIGHTS CONFERRED BY SECTION 3275 OF THE CIVIL CODE OF CALIFORNIA AND BY SECTIONS 1174 (C) AND 1179 OF THE CODE OF CIVIL PROCEDURE OF CALIFORNIA AND ANY AND ALL OTHER LAWS AND RULES OF LAW

FROM TIME TO TIME IN EFFECT DURING THE TERM PROVIDING THAT TENANT SHALL HAVE ANY RIGHT TO REDEEM, REINSTATE OR RESTORE THIS LEASE FOLLOWING ITS TERMINATION BY REASON OF TENANT'S BREACH. TENANT ALSO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS LEASE

    D. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing by agreement, applicable law or in equity. In addition to other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief, or to a decree compelling performance of any of the covenants, agreements, conditions or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

    E. This Article XXIII shall be enforceable to the maximum extent such enforcement is not prohibited by applicable law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion.

XXIV. LIMITATION OF LIABILITY. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, THE LIABILITY OF LANDLORD (AND OF ANY SUCCESSOR LANDLORD HEREUNDER) TO TENANT SHALL BE LIMITED TO THE INTEREST OF LANDLORD IN THE BUILDING, AND TENANT AGREES TO LOOK SOLELY TO LANDLORD'S INTEREST IN THE BUILDING FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST THE LANDLORD, IT BEING INTENDED THAT LANDLORD SHALL NOT BE PERSONALLY LIABLE FOR ANY JUDGMENT OR DEFICIENCY. TENANT HEREBY COVENANTS THAT, PRIOR TO THE FILING OF ANY SUIT FOR AN ALLEGED DEFAULT BY LANDLORD HEREUNDER, IT SHALL GIVE LANDLORD AND ALL MORTGAGEES WHOM TENANT HAS BEEN NOTIFIED HOLD MORTGAGES OR DEED OF TRUST LIENS ON THE PROPERTY, BUILDING OR PREMISES NOTICE AND REASONABLE TIME TO CURE SUCH ALLEGED DEFAULT BY LANDLORD. IN ADDITION, TENANT ACKNOWLEDGES THAT EQUITY OFFICE PROPERTIES, LLC AND EQUITY OFFICE HOLDINGS, LLC ARE ACTING SOLELY IN THEIR CAPACITY AS AGENT FOR LANDLORD AND SHALL NOT BE LIABLE FOR ANY OBLIGATIONS, LIABILITIES, LOSSES OR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, ALL OF WHICH ARE EXPRESSLY WAIVED BY TENANT.

XXV. NO WAIVER. Failure of Landlord to declare any default immediately upon its occurrence, or delay in taking any action in connection with an event of default shall not constitute a waiver of such default, nor shall it constitute an estoppel against Landlord, but Landlord shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Failure by Landlord to enforce its rights with respect to any one default shall not constitute a waiver of its rights with respect to any subsequent default. Receipt by Landlord of Tenant's keys to the Premises shall not constitute an acceptance or surrender of the Premises.

XXVI. EVENT OF BANKRUPTCY. In addition to, and in no way limiting the other remedies set forth herein, Landlord and Tenant agree that if Tenant ever becomes the subject of a voluntary or involuntary bankruptcy, reorganization, composition, or other similar type proceeding under the federal bankruptcy laws, as now enacted or hereinafter amended, then:

    A. "Adequate protection" of Landlord's interest in the Premises pursuant to the provisions of Section 361 and 363 (or their successor sections) of the Bankruptcy Code, 11 U.S.C. Section 101 et seq., (such Bankruptcy Code as amended from time to time being herein referred to as the "Bankruptcy Code"), prior to assumption and/or assignment of the Lease by Tenant shall include, but not be limited to all (or any part) of the following:

        1. the continued payment by Tenant of the Base Rental and all other Rent due and owing hereunder and the performance of all other covenants and obligations hereunder by Tenant;

        2. the hiring of security guards to protect the Premises if Tenant abandons and/or ceases operations; such obligation of Tenant only to be effective so long as Tenant remains in possession and control of the Premises to the exclusion of Landlord;

        3. the furnishing of an additional/new security deposit by Tenant in the amount of three (3) times the then-current monthly Base Rental.

    B. "Adequate assurance of future performance" by Tenant and/or any assignee of Tenant pursuant to Bankruptcy Code Section 365 will include (but not be limited to) payment of an additional/new Security Deposit in the amount of three (3) times the then-current Base Rental payable hereunder.

    C. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed without further act or deed to have assumed all of the obligations of Tenant arising under this Lease on and after the effective date of such assignment. Any such assignee shall, upon demand by Landlord, execute and deliver to Landlord an instrument confirming such assumption of liability.

    D. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of the Landlord under this Lease, whether or not expressly denominated as "Rent", shall constitute "rent" for the purposes of Section 502(b) (6) of the Bankruptcy Code.

    E. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations payable or otherwise to be delivered to Landlord (including Base Rentals and other Rent hereunder), shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the bankruptcy estate of Tenant. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust by Tenant or Tenant's bankruptcy estate for the benefit of Landlord and shall be promptly paid to or turned over to Landlord.

    F. If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to the Tenant, then notice of such proposed offer/assignment, setting forth 1. the name and address of such person or entity, 2. all of the terms and conditions of such offer, and 3. the adequate assurance to be provided Landlord to assure such person's or entity's future performance under the Lease, shall be given to Landlord by Tenant no later than twenty (20) days after receipt by Tenant, but in any event no later than ten (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assumption and assignment, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such persons or entity, less any brokerage commission which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

    G. To the extent permitted by law, Landlord and Tenant agree that this Lease is a contract under which applicable law excuses Landlord from accepting performance from (or rendering performance to) any person or entity other than Tenant within the meaning of Sections 365(c) and 365(e) (2) of the Bankruptcy Code.

XXVII. QUIET ENJOYMENT. Tenant shall, and may peacefully have, hold, and enjoy the Premises, subject to the other terms of this Lease (including, without limitation, Article XXX hereof), provided that Tenant pays the Rent herein recited to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained. This covenant and any and all other covenants of Landlord shall be binding upon Landlord and its successors only during its or their respective periods of ownership of the Landlord's interest hereunder.

XXVIII. RELOCATION. Landlord, at its expense, shall be entitled to cause Tenant to relocate no more than one (1) time during the Lease Term from the Premises to comparable space containing approximately the same Rentable Area as the Premises (the "Relocation Space") within the Building or adjacent buildings within the Project at any time upon sixty (60) days prior written notice to Tenant, provided that the Relocation Space shall be located on or above the fifteenth (15th) floor of the One Market complex. Landlord agrees to reimburse Tenant for all reasonable costs actually incurred in connection with the Relocation, including the cost of reprinting existing stationery and business cards, moving telephones, graphics and similar items of expense. Such a relocation shall not affect this Lease except that from and after the date of such relocation, "Premises" shall refer to the Relocation Space into which Tenant has been moved, rather than the original Premises as herein defined, and the Base Rental shall be adjusted so that immediately following such relocation the Base Rental for the Relocation Space per annum on a per square foot of Rentable Area basis shall be the same as the Base Rental per annum immediately prior to such relocation for the original Premises on a per square foot of Rentable Area basis.

XXIX. HOLDING OVER. In the event of holding over by Tenant after expiration or other termination of this Lease or in the event Tenant continues to occupy the Premises after the termination of Tenant's right of possession pursuant to Articles XXII and XXIII hereof, occupancy of the Premises subsequent to such termination or expiration shall be that of a tenancy at sufferance and in no event for month-to-month or year-to-year, but Tenant shall, throughout the entire holdover period, pay rent (on a per month basis without reduction for any partial months during any such holdover) equal to one hundred fifty percent (150%) of the sum of the Base Rental and Additional Base Rental due for the period immediately preceding such holding over, provided if the holding over continues for more than thirty (30) days, effective as of the thirty-first day, holdover rent shall increase to 200% of the sum of the Base Rental and Additional Base Rental due for the period immediately preceding such holding over, and further provided that in no event shall Base Rental and Additional Base Rental during the holdover period be less than the fair market rental for the Premises. No holding over by Tenant or payments of money by Tenant to Landlord after the expiration of the term of this Lease shall be construed to extend the Lease Term or prevent Landlord from recovery of immediate possession of the Premises by summary proceedings or otherwise. Tenant shall be liable to Landlord for all damage, including any consequential damage, which Landlord may suffer by reason of any holding over by Tenant, and Tenant shall indemnify Landlord against any and all claims made by any other tenant or prospective tenant against Landlord for delay by Landlord in delivering possession of the Premises to such other tenant or prospective tenant.

XXX. SUBORDINATION TO MORTGAGES. Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust, assignment of leases and rents, ground lease or other lien presently existing or hereafter arising upon the Premises, or upon the Building and/or the Project and to any renewals, modifications, refinancings and extensions thereof (any such mortgage, deed of trust, assignment of leases and rents, lease or other lien being hereinafter referred to as a "Mortgage", and the person or entity having the benefit of same being referred to hereinafter as a "Mortgagee"), but Tenant agrees that any such Mortgagee shall have the right at any time to subordinate such Mortgage to this Lease on such terms and subject to such conditions as such Mortgagee may deem appropriate in its discretion. This clause shall be self-operative and no further instrument of subordination shall be required. However, Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any Mortgage, and Tenant agrees upon demand to execute such further instruments subordinating this Lease, acknowledging the subordination of this Lease or attorning to the holder of any such Mortgage as Landlord may request. The terms of this Lease are subject to approval by the Landlord's existing lender(s) and any lender(s) who, at the time of the execution of this Lease, have committed or are considering committing to Landlord to make a loan secured by all or any portion of the Project, and such approval is a condition precedent to Landlord's obligations hereunder. In the event that Tenant should fail to execute any subordination or other agreement required by this Article promptly as requested, Tenant hereby irrevocably constitutes Landlord as its attorney-in-fact to execute such instrument in Tenant's name, place and stead, it being agreed that such power is one coupled with an interest in Landlord and is accordingly irrevocable. If any person shall succeed to all or part of Landlord's interests in the Premises whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease or otherwise, and if and as so requested or required by such successor-in-interest, Tenant shall, without charge, attorn to such successor-in-interest and if requested Tenant shall enter into a new lease with such successor-in-interest for the balance of the Term of the Lease then remaining on the same terms and conditions. Said successor-in-interest shall not be bound by (i) any payment of Base Rental or Additional Base Rental for more than one (1) month in advance, except prepayments in the nature of security for the performance by Tenant of its obligations under the Lease or prepayments for estimated Basic Costs, or (ii) any material amendment or modification of the Lease made without the written consent of Mortgagee or such successor-in-interest except to the extent such amendment is entered into to document the exercise by Landlord or Tenant of any option or other rights specifically provided in the Lease. Tenant agrees that it will from time to time upon request by Landlord and, within five days of the date of such request, execute and deliver to such persons as Landlord shall request an estoppel certificate or other similar statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which Rent and other charges payable under this Lease have been paid, stating that Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further stating such other matters as Landlord shall reasonably require.

XXXI. ATTORNEY'S FEES. In the event that Landlord should retain counsel and/or institute any suit against Tenant for violation of or to enforce any of the covenants or conditions of this Lease, or should Tenant institute any suit against Landlord for violation of any of the covenants or conditions of this Lease, or should either party intervene in any suit in which the other is a party to enforce or protect its interest or rights hereunder, the prevailing party in any such suit shall be entitled to all of its costs, expenses and reasonable fees of its attorney(s) (if and to the extent permitted by law) in connection therewith.

XXXII. NOTICE. Whenever any demand, request, approval, consent or notice ("Notice") shall or may be given to either of the parties by the other, each such Notice shall be in writing and shall be sent by registered or certified mail with return receipt requested, or sent by overnight courier service (such as Federal Express) at the respective addresses of the parties for notices as set forth in Section I.A.6. of this Lease, provided that if Tenant has vacated the Premises or is in default of this Lease Landlord may serve Notice by any manner permitted by Law. Any Notice under this Lease delivered by registered or certified mail shall be deemed to have been given and effective on the earlier of (a) the third day following the day on which the same shall have been mailed with sufficient postage prepaid or (b) the delivery date indicated on the return receipt. Notice sent by overnight courier service shall be deemed given and effective upon the day after such notice is delivered to or picked up by the overnight courier service. Either party may, at any time, change its Notice Address by giving the other party Notice stating the change and setting forth the new address.

XXXIII.  LANDLORD'S LIEN.  INTENTIONALLY OMITTED.  The deletion of this
Article XXXIII shall not be construed as a waiver of Landlord's lien rights as provided by law.

XXXIV. EXCEPTED RIGHTS. This Lease does not grant any rights to light or air over or about the Building. Landlord specifically excepts and reserves to itself the use of any roofs, the exterior portions of the Premises, all rights to and the land and improvements below the improved floor level of the Premises, the improvements and air rights above the Premises and the improvements and air rights located outside the demising walls of the Premises, and such areas within the Premises as are required for installation of utility lines and other installations required to serve any occupants of the Building and the right to maintain and repair the same, and no rights with respect thereto are conferred upon Tenant unless otherwise specifically provided herein. Landlord further reserves to itself the right from time to time: A. to change the Building's name or street address; B. to install, fix and maintain signs on the exterior and interior of the Building; C. to designate and approve window coverings; D. to make any decorations, alterations, additions, improvements to the Building, or any part thereof (including the Premises) which Landlord shall desire, or deem necessary for the safety, protection, preservation or improvement of the Building, or as Landlord may be required to do by law; E. to have access to the Premises to perform its duties and obligations and to exercise its rights under this Lease; F. to retain at all times and to use pass-keys to all locks within and into the Premises; G. to approve the weight, size, or location of heavy equipment, articles in and about the Premises; H. to close or restrict access to the Building at all times other than Normal Business Hours subject to Tenant's right to admittance at all times under such regulations as Landlord may prescribe from time to time, or to close (temporarily or permanently) any of the entrances to the Building; I. to change the arrangement and/or location of entrances of passageways, doors and doorways, corridors, elevators, stairs, toilets and public parts of the Building; and J. to grant to anyone the exclusive right to conduct any business or undertaking in the Building. Landlord, in accordance with Article XII hereof, shall have the right to enter the Premises in connection with the exercise of any of the rights set forth herein and such entry into the Premises and the performance of any work therein shall not constitute a constructive eviction or entitle Tenant to any abatement or reduction of Rent by reason thereof.

XXXV. SURRENDER OF PREMISES. At the expiration or earlier termination of this Lease or Tenant's right of possession hereunder, Tenant shall quit and surrender the Premises to Landlord, broom clean, and in good order, condition and repair, ordinary wear and tear excepted. If Tenant fails to remove any of Tenant's Property within one (1) day after the termination of this Lease or Tenant's right to possession hereunder, such Tenant's Property, or any portion thereof designated by Landlord, shall at Landlord's option, and without notice to Tenant, (a) be conclusively presumed to have been abandoned by Tenant and title to such items shall pass to Landlord, and/or (b) be removed and/or stored by Landlord at the risk, cost and expense of Tenant and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay Landlord, upon demand, any and all expenses caused by such removal and all storage charges against such property so long as the same shall be in the possession of Landlord or under the control of Landlord.

XXXVI.  MISCELLANEOUS.

    A. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

    B. Tenant agrees not to record this Lease or any memorandum hereof without Landlord's prior written consent.

    C. This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the state in which the Building is located.

    D. Events of "Force Majeure" shall include strikes, riots, acts of God, shortages of labor or materials, war, governmental law, regulations or restrictions and any other cause whatsoever that is beyond the control of Landlord. Whenever a period of time is herein prescribed for the taking of any action by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to events of Force Majeure.

    E. Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations hereunder and in the Building and Project referred to herein, and in such event and upon such transfer Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations provided that Landlord and its successors, as the case may be, shall remain liable after their respective periods of ownership with respect to any sums due in connection with a breach or default that arose during such period of ownership.

    F. Tenant hereby represents to Landlord that it has dealt directly with and only with the Broker as a broker in connection with this Lease. Tenant agrees to indemnify and hold Landlord and the Landlord Related Parties harmless from all claims of any brokers claiming to have represented Tenant in connection with this Lease.

    G. If there is more than one Tenant, or if the Tenant is comprised of more than one person or entity, the obligations hereunder imposed upon Tenant shall be joint and several obligations of all such parties. All notices, payments, and agreements given or made by, with or to any one of such persons or entities shall be deemed to have been given or made by, with or to all of them.

    H. In the event Tenant is a corporation (including any form of professional association), partnership (general or limited), or other form of organization other than an individual, then each individual executing or attesting this Lease on behalf of Tenant hereby covenants, warrants and represents: 1. that such individual is duly authorized to execute or attest and deliver this Lease on behalf of Tenant in accordance with the organizational documents of Tenant; 2. that this Lease is binding upon Tenant;
3. that Tenant is duly organized and legally existing in the state of its organization, and is qualified to do business in the state in which the Premises is located; 4. that upon request, Tenant will provide Landlord with true and correct copies of all organizational documents of Tenant, and any amendments thereto; and 5. that the execution and delivery of this Lease by Tenant will not result in any breach of, or constitute a default under any mortgage, deed of trust, lease, loan, credit agreement, partnership agreement or other contract or instrument to which Tenant is a party or by which Tenant may be bound. If Tenant is a corporation, Tenant will, prior to the Commencement Date, deliver to Landlord a copy of a resolution of Tenant's board of directors authorizing or ratifying the execution and delivery of this Lease, which resolution will be duly certified to Landlord's satisfaction by the secretary or assistant secretary of Tenant.

    I. Tenant acknowledges that the financial capability of Tenant to perform its obligations hereunder is material to Landlord and that Landlord would not enter into this Lease but for its belief, based on its review of Tenant's financial statements, that Tenant is capable of performing such financial obligations. Tenant hereby represents, warrants and certifies to Landlord that its financial statements previously furnished to Landlord were at the time given true and correct in all material respects and that there have been no material subsequent changes thereto as of the date of this Lease. At any time during the Lease Term, Tenant shall provide Landlord, upon ten (10) days' prior written notice from Landlord, with a current financial statement and financial statements of the two (2) years prior to the current financial statement year. Such statement shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

    J. Except as expressly otherwise herein provided, with respect to all required acts of Tenant, time is of the essence of this Lease. This Lease shall create the relationship of Landlord and Tenant between the parties hereto, and no estate shall pass out of Landlord. Tenant has only a usufruct, not subject to purchase or sale, which may not be assigned by Tenant except as expressly provided in this Lease.

    K. This Lease and the covenants and conditions herein contained shall inure to the benefit of and be binding upon Landlord and Tenant and their respective permitted successors and assigns.

    L. Notwithstanding anything to the contrary contained in this Lease, the expiration of the Lease Term, whether by lapse of time or otherwise, shall not relieve Tenant from Tenant's obligations accruing prior to the expiration of the Lease Term.

    M. The headings and titles to the paragraphs of this Lease are for convenience only and shall have no effect upon the construction or interpretation of any part hereof.

    N. LANDLORD HAS DELIVERED A COPY OF THIS LEASE TO TENANT FOR TENANT'S REVIEW ONLY, AND THE DELIVERY HEREOF DOES NOT CONSTITUTE AN OFFER TO TENANT OR OPTION. THIS LEASE SHALL NOT BE EFFECTIVE UNTIL AN ORIGINAL OF THIS LEASE EXECUTED BY BOTH LANDLORD AND TENANT AND AN ORIGINAL GUARANTY, IF ANY, EXECUTED BY EACH GUARANTOR IS DELIVERED TO AND ACCEPTED BY LANDLORD, AND THIS LEASE HAS BEEN APPROVED BY LANDLORD'S MORTGAGEES, IF REQUIRED.

XXXVII.  ENTIRE AGREEMENT.  This Lease Agreement, including the following
Exhibits:

         Exhibit A   - Outline and Location of Premises

         Exhibit A-2 - Legal Description of Project

         Exhibit B-1 - Schedule of Base Rental

         Exhibit B-2 - Payment of Basic Costs

         Exhibit C   - Work Letter Agreement

         Exhibit D   - Rules and Regulations

         Exhibit E   - Additional Terms
constitutes the entire agreement between the parties hereto with respect to the subject matter of this Lease. TENANT EXPRESSLY ACKNOWLEDGES AND AGREES THAT LANDLORD HAS NOT MADE AND IS NOT MAKING, AND TENANT, IN EXECUTING AND DELIVERING THIS LEASE, IS NOT RELYING UPON, ANY WARRANTIES, REPRESENTATIONS, PROMISES OR STATEMENTS, EXCEPT TO THE EXTENT THAT THE SAME ARE EXPRESSLY SET FORTH IN THIS LEASE. ALL UNDERSTANDINGS AND AGREEMENTS HERETOFORE MADE BETWEEN THE PARTIES ARE MERGED IN THIS LEASE WHICH ALONE FULLY AND COMPLETELY EXPRESSES THE AGREEMENT OF THE PARTIES, NEITHER PARTY RELYING UPON ANY STATEMENT OR REPRESENTATION NOT EMBODIED IN THIS LEASE. THIS LEASE MAY BE MODIFIED ONLY BY A WRITTEN AGREEMENT SIGNED BY LANDLORD AND TENANT. LANDLORD AND TENANT EXPRESSLY AGREE THAT THERE ARE AND SHALL BE NO IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, SUITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE, ALL OF WHICH ARE HEREBY WAIVED BY TENANT, AND THAT THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE.

    IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple original counterparts as of the day and year first above written.

WITNESS/ATTEST:                     LANDLORD: ZML-ONE MARKET LIMITED
                                    PARTNERSHIP, A DELAWARE LIMITED
                                    PARTNERSHIP
---------------------------------
Name (print):                       BY:  Equity Office Holdings, LLC, a
              -------------------        Delaware limited liability
                                         company as agent

---------------------------------
Name (print):                       By:
              -------------------       -------------------------------------
                                    Name:         RICHARD J. BERK
                                          -----------------------------------
                                    Title:  Vice President, Asset Management
                                           ----------------------------------
                                    TENANT:  TENERA, INC., A DELAWARE
                                             CORPORATION
WITNESS/ATTEST:

          WENDY DE VOE
---------------------------------   By:            JEFFREY R. HAZARIAN
Name (print):    Wendy De Voe           -------------------------------------
              -------------------   Name:          Jeffrey R. Hazarian
                                          -----------------------------------
          LAURIE MCNAIR             Title:                CFO
---------------------------------          ----------------------------------
Name (print):    Laurie McNair
              -------------------

                                  EXHIBIT A

                             OUTLINE OF PREMISES

    This Exhibit is attached to and made a part of the Lease dated __________, 1995, by and between ZML-ONE MARKET LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP ("Landlord") by Equity Office Holdings, LLC, a Delaware limited liability company, its agent and TENERA, INC., A DELAWARE CORPORATION ("Tenant") for space in the Building located at One Market, San Francisco, California, commonly known as Spear Tower.

                               Suite No. 1850
                 Rentable Area of the Premises 9,484 sq. ft.
                    Commencement Date:  September 1, 1995
                     Termination Date:  October 31, 1997



                          [Diagram of leased space]



WITNESS/ATTEST:                     LANDLORD: ZML-ONE MARKET LIMITED
                                    PARTNERSHIP, A DELAWARE LIMITED
                                    PARTNERSHIP
---------------------------------
Name (print):                       BY:  Equity Office Holdings, LLC, a
              -------------------        Delaware limited liability
                                         company as agent

---------------------------------
Name (print):                       By:
              -------------------       -------------------------------------
                                    Name:         RICHARD J. BERK
                                          -----------------------------------
                                    Title:  Vice President, Asset Management
                                           ----------------------------------
                                    TENANT:  TENERA, INC., A DELAWARE
                                             CORPORATION
WITNESS/ATTEST:

          WENDY DE VOE
---------------------------------   By:            JEFFREY R. HAZARIAN
Name (print):    Wendy De Voe           -------------------------------------
              -------------------   Name:          Jeffrey R. Hazarian
                                          -----------------------------------
          LAURIE MCNAIR             Title:                CFO
---------------------------------          ----------------------------------
Name (print):    Laurie McNair
              -------------------

                                 EXHIBIT A-2

                        LEGAL DESCRIPTION OF PROJECT

PARCEL A (Office Project)

(1) The Fee Interest in the premises described below and (2) A LEASEHOLD ESTATE in the premises described below as created by that certain Lease dated April 16, 1973, made by and between SOUTHERN PACIFIC LAND COMPANY, a California corporation, as Lessor and ONE MARKET PLAZA, a Joint Venture composed of THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED SATES, a New York corporation, and SOUTHERN PACIFIC LAND COMPANY, a California corporation, as Lessee, a memorandum of said Lease recorded April 24, 1973, Book B755, Page 597, Series No. V71530, Official Records. THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN FRANCISCO, CITY OF SAN FRANCISCO, AND IS DESCRIBED AS FOLLOWS:

BEGINNING AT THE POINT OF INTERSECTION OF THE NORTHWESTERLY LINE OF MISSION STREET WITH THE SOUTHWESTERLY LINE OF STEUART STREET; THENCE NORTH 44 DEGREES 51' 51" WEST ALONG SAID SOUTHWESTERLY LINE, 334.33 FEET TO A POINT IN A LINE PARALLEL WITH AND DISTANT 334.33 FEET NORTHWESTERLY, MEASURED AT RIGHT ANGLES, FROM SAID NORTHWESTERLY LINE OF MISSION STREET; THENCE SOUTH 45 DEGREES 08' 09" WEST ALONG SAID PARALLEL LINE 32 FEET AND 4-1/2 INCHES; THENCE NORTH 44 DEGREES 51' 51" WEST 6 FEET AND 1-1/2 INCHES; THENCE SOUTH 45 DEGREES 08' 09" WEST 16 FEET AND 4 INCHES; THENCE NORTH 44 DEGREES 51' 51" WEST 112 FEET AND 5-1/8 INCHES; THENCE SOUTH 45 DEGREES 08' 09" WEST 177 FEET AND 7-1/2 INCHES; THENCE SOUTH 44 DEGREES 51' 51" EAST 112 FEET AND 5-1/8 INCHES; THENCE SOUTH 45 DEGREES 08' 09" WEST 16 FEET AND 3-1/2 INCHES; THENCE SOUTH 44 DEGREES 51' 51" EAST 6 FEET AND 1-1/2 INCHES TO A POINT IN SAID PARALLEL LINE; THENCE SOUTH 45 DEGREES 08' 09" WEST ALONG SAID PARALLEL LINE 32 FEET AND 4-1/2 INCHES TO A POINT IN THE NORTHEASTERLY LINE OF SPEAR STREET; THENCE SOUTH 44 DEGREES 51' 51" EAST ALONG SAID NORTHEASTERLY LINE, 334.33 FEET TO A POINT IN SAID NORTHWESTERLY LINE OF MISSION STREET; THENCE NORTH 45 DEGREES 08' 09" EAST ALONG SAID NORTHWESTERLY LINE 275 FEET TO THE POINT OF BEGINNING.

PARCEL B (Lobby Lease)

A LEASEHOLD ESTATE in the premises described below as created by that certain Lease dated April 16, 1973, made by and between SOUTHERN PACIFIC TRANSPORTATION COMPANY, a Delaware corporation, as Lessor and ONE MARKET PLAZA, a Joint Venture composed of THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, a New York corporation, and SOUTHERN PACIFIC LAND COMPANY, a California corporation, as Lessee, a memorandum of said Lease recorded April 24, 2973, Book B755, Page 592, Series No. V71529, Official Records. THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN FRANCISCO, CITY OF SAN FRANCISCO, AND IS DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE SOUTHWESTERLY LINE OF STEUART STREET THAT IS DISTANT NORTH 44 DEGREES 51' 51" WEST 334.33 FEET FROM THE NORTHWESTERLY LINE OF MISSION STREET; THENCE SOUTH 45 DEGREES 08' 09" WEST BEING PARALLEL WITH AND DISTANT 334.33 FEET NORTHWESTERLY, MEASURED AT RIGHT ANGLES, FROM SAID NORTHWESTERLY LINE OF MISSION STREET 32 FEET AND 4-1/2 INCHES; THENCE NORTH 44 DEGREES 51' 51" WEST 6 FEET AND 1-1/2 INCHES; THENCE SOUTH 45 DEGREES 08' 09" WEST 16 FEET AND 4 INCHES; THENCE NORTH 44 DEGREES 51' 51" WEST 112 FEET AND 5-1/8 INCHES; THENCE SOUTH 45 DEGREES 08' 09" WEST 177 FEET AND 7-1/2 INCHES; THENCE SOUTH 44 DEGREES 51' 51" EAST 112 FEET AND 5-1/8 INCHES; THENCE SOUTH 45 DEGREES 08' 09" WEST 16 FEET AND 3-1/2 INCHES; THENCE SOUTH 44 DEGREES 51' 51" EAST 6 FEET AND 1-1/2 INCHES TO A POINT IN SAID LINE THAT IS PARALLEL WITH AND DISTANT 334.33 FEET NORTHWESTERLY, MEASURED AT RIGHT ANGLES FROM SAID NORTHWESTERLY LINE OF MISSION STREET; THENCE SOUTH 45 DEGREES 08' 09" WEST ALONG SAID PARALLEL LINE 32 FEET AND 4-1/2 INCHES TO A POINT ON THE NORTHEASTERLY LINE OF SPEAR STREET; THENCE NORTH 44 DEGREES 51' 51" WEST ALONG SAID NORTHEASTERLY LINE 216 FEET TO A POINT ON THE SOUTHEASTERLY LINE OF MARKET STREET; THENCE NORTH 45 DEGREES 08' 09" EAST ALONG SAID SOUTHEASTERLY LINE, 275 FEET TO A POINT IN SAID SOUTHWESTERLY LINE OF STEUART STREET; THENCE SOUTH 44 DEGREES 51' 51" EAST ALONG LAST SAID LINE 216 FEET TO THE POINT OF BEGINNING.

                                 EXHIBIT B-1

                           SCHEDULE OF BASE RENTAL

    This Exhibit is attached to and made a part of the Lease dated __________, 1995, by and between ZML-ONE MARKET LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP ("Landlord") by Equity Office Holdings, LLC, a Delaware limited liability company, its agent and TENERA, INC., A DELAWARE CORPORATION ("Tenant") for space in the Building located at One Market, San Francisco, California, commonly known as Spear Tower.

    A. Tenant shall pay Landlord the sum of Five Hundred Thirteen Thousand Seven Hundred Sixteen and 58/100 Dollars ($513,716.58) as Base Rental for the Lease Term in monthly installments as follows:

        1. Twenty-six (26) equal monthly installments of $19,758.33 each payable on or before the first day of each month during the period beginning September 1, 1995 and ending October 31, 1997.

    B. All such Base Rental shall be payable by Tenant in accordance with the terms of Article V of the Lease.

    IN WITNESS WHEREOF, Landlord and Tenant have entered into this Lease as of the date first written above.

WITNESS/ATTEST:                     LANDLORD: ZML-ONE MARKET LIMITED
                                    PARTNERSHIP, A DELAWARE LIMITED
                                    PARTNERSHIP
---------------------------------
Name (print):                       BY:  Equity Office Holdings, LLC, a
              -------------------        Delaware limited liability
                                         company as agent

---------------------------------
Name (print):                       By:
              -------------------       -------------------------------------
                                    Name:         RICHARD J. BERK
                                          -----------------------------------
                                    Title:  Vice President, Asset Management
                                           ----------------------------------
                                    TENANT:  TENERA, INC., A DELAWARE
                                             CORPORATION
WITNESS/ATTEST:

          WENDY DE VOE
---------------------------------   By:            JEFFREY R. HAZARIAN
Name (print):    Wendy De Voe           -------------------------------------
              -------------------   Name:          Jeffrey R. Hazarian
                                          -----------------------------------
          LAURIE MCNAIR             Title:                CFO
---------------------------------          ----------------------------------
Name (print):    Laurie McNair
              -------------------

                                 EXHIBIT B-2

                           PAYMENT OF BASIC COSTS

    This Exhibit is attached to and made a part of the Lease dated __________, 1995, by and between ZML-ONE MARKET LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP ("Landlord") by Equity Office Holdings, LLC, a Delaware limited liability company, its agent and TENERA, INC., A DELAWARE CORPORATION ("Tenant") for space in the Building located at One Market, San Francisco, California, commonly known as Spear Tower.

    BASIC COST ADJUSTMENT. During each calendar year, or portion thereof, falling within the Lease Term, Tenant shall pay to Landlord as Additional Base Rental hereunder the sum of (1) Tenant's Pro Rata Share of the amount, if any, by which Taxes (hereinafter defined) for the applicable calendar year exceed Taxes for the Base Year (hereinafter defined) plus (2) Tenant's Pro Rata Share of the amount, if any, by which Expenses (hereinafter defined) for the applicable calendar year exceed Expenses for the Base Year. For purposes hereof, the "Base Year" shall mean the calendar year 1995. Tenant's Pro Rata Share with respect to Taxes of increases in Taxes and Tenant's Pro Rata Share with respect to Expenses of increases in Expenses shall be computed separate and independent of each other prior to being added together to determine the "Excess." In the event that Taxes and/or Expenses, as the case may be, in any calendar year decrease below the amount of Taxes or Expenses for the Base Year, Tenant's Pro Rata Share of Taxes and/or Expenses, as the case may be, for such calendar year shall be deemed to be $0, it being understood that Tenant shall not be entitled to any credit or offset if Taxes and/or Expenses decrease below the corresponding amount for the Base Year. Prior to the Commencement Date and prior to January 1 of each calendar year during the Lease Term, or as soon thereafter as practical, Landlord shall make a good faith estimate of the Excess for the applicable calendar year. On or before the first day of each month during such calendar year, Tenant shall pay Landlord, as Additional Base Rental, a monthly installment equal to one-twelfth of Tenant's Pro Rata Share of Landlord's estimate of the Excess. Landlord shall have the right from time to time during any such calendar year to revise the estimate of the Excess for such year and provide Tenant with a revised statement therefor, and thereafter the amount Tenant shall pay each month shall be based upon such revised estimate. If Landlord does not provide Tenant with an estimate of the Excess by January 1 of any calendar year, Tenant shall continue to pay a monthly installment based on the previous year's estimate until such time as Landlord provides Tenant with an estimate of the Excess for the current year. Upon receipt of such current year's estimate, an adjustment shall be made for any month during the current year with respect to which Tenant paid monthly installments of Additional Base Rental based on the previous years estimate of the Excess. Tenant shall pay Landlord for any underpayment upon demand. Any overpayment shall, at Landlord's option, be refunded to Tenant or credited against the installment of Additional Base Rental due for the month immediately following the furnishing of such estimate. Any amounts paid by Tenant based on any estimate shall be subject to adjustment pursuant to Paragraph A below, when actual Basic Costs are determined for such calendar year.

    A. BASIC COSTS RECONCILIATION. As soon as is practical following the end of each calendar year during the Lease Term, Landlord shall furnish to Tenant a statement of Landlord's actual Basic Costs and the actual Excess for the previous calendar year. If for any calendar year the Additional Base Rental collected for the prior year, as a result of Landlord's estimate of Basic Costs, is in excess of Tenant's actual Pro Rata Share of the Excess for such prior year, then Landlord shall refund to Tenant any overpayment (or at Landlord's option, apply such amount against Additional Base Rental due or to become due hereunder). Likewise, Tenant shall pay to Landlord, on demand, any underpayment with respect to the prior year, whether or not the Lease has terminated prior to receipt by Tenant of a statement for such underpayment, it being understood that this clause shall survive the expiration of the Lease.

    B.  DEFINITIONS.

        1. "Basic Costs" for any calendar year shall mean the total, computed in accordance herewith, of Taxes for such calendar year and Expenses for such calendar year.

        2. "Expenses" shall mean all direct and indirect costs and expenses paid or incurred in each calendar year in connection with operating, maintaining, repairing, managing and owning the Building and the Project (inclusive of the Exterior Common Areas), including, without limitation, the following:

            (i) All labor costs for all persons performing services required or utilized in connection with the operation, repair and maintenance of and control of access to the Building and the Project, including but not limited to amounts incurred for wages, salaries and other compensation for services, payroll, social security, unemployment and other similar taxes, workmen's compensation insurance, uniforms, disability benefits, pensions, hospitalization, retirement plans, group insurance or any other similar or like expenses incurred under the provisions of any collective bargaining agreement.

            (ii) All management fees, the cost of maintaining a management office at the Building, all fees for legal and accounting services relating to the Building and the Project, and the cost of an imputed rental value for as well as the cost of maintaining and operating a fitness/work-out facility, conference rooms and other common amenity facilities.

            (iii) All rental and/or purchase costs of materials, supplies, hand tools and equipment used in the operation, repair, replacement and maintenance and the control of access to the Building and the Project.

            (iv) All amounts charged to Landlord by contractors and/or suppliers for services, materials, equipment and supplies furnished in connection with the operation, repair, maintenance, replacement of and control of access to any part of the Building, or the Project generally, including the heating, air conditioning, ventilating, plumbing, electrical, elevator and other systems.

            (v) All premiums and deductibles paid by Landlord for fire and extended coverage insurance, earthquake and extended coverage insurance, liability and extended coverage insurance, rental loss insurance, elevator insurance, boiler insurance and other insurance customarily carried from time to time by lessors of comparable office buildings or required to be carried by Landlord's Mortgagee.

            (vi) Charges for all utilities, including but not limited to water, electricity, gas and sewer, but excluding those charges for which tenants are individually responsible.

            (vii) All landscape expenses and costs of repairing, resurfacing and striping of the parking areas of the Project, if any.

            (viii) Cost of all maintenance service agreements, including those for equipment, alarm service, window cleaning, drapery or venetian blind cleaning, janitorial services, pest control, uniform supply, landscaping, and any parking equipment.

            (ix) Cost of all other repairs, replacements and general maintenance of the Project and Building neither specified above nor directly billed to tenants.

            (x) The amortized cost of capital improvements made to the Building or the Project which are primarily for the purpose of reducing operating expense costs or otherwise improving the operating efficiency of the Project or Building or which are required to comply with any laws, rules or regulations of any governmental authority, the cost of such items to be amortized over a period of at least five (5) years. Such amortization shall be in accordance with generally accepted accounting principles and shall include interest at the rate of fifteen percent (15%) per annum compounded monthly.

            (xi) All rents payable by Landlord under any ground lease or other lease affecting the Project or the real property of which the Premises forms a part.

        3. "Taxes", shall mean (i) all real estate taxes and assessments on the Project (plus ten percent (10%) of the land under the existing Southern Pacific Transportation Company General Office Building), the Building or the Premises, and taxes and assessments levied in substitution or supplementation in whole or in part of such taxes, (ii) all personal property taxes for the Building's personal property, including license expenses, (iii) all franchise fees, (iv) all taxes imposed on services of Landlord's agents and employees,
(v) all sales, use or other tax, excluding state and/or federal income tax, now or hereafter imposed by any governmental authority upon Rent received by Landlord, (vi) all other taxes, fees or assessments now or hereafter levied by any governmental authority on the Project, the Building or its contents or on the operation and use thereof (except as relate to specific tenants), and
(vii) all costs and fees incurred in connection with seeking reductions in or refunds in Taxes including, without limitation, any costs incurred by Landlord to challenge the tax valuation of the Building, but excluding income taxes.

        4. "Exterior Common Areas" shall mean those areas of the Project which are not located within the Building and which are provided and maintained for the use and benefit of Landlord and tenants of the Building generally and the employees, invitees and licensees of Landlord and such tenants, including, without limitation, any parking garage, plaza, roads, sidewalks and landscapes.

    C. EXCLUSIONS FROM BASIC COSTS. Basic Costs shall not include the cost of capital improvements (except as above set forth), depreciation, interest (except as provided above with respect to the amortization of capital improvements) lease commissions, and principal payments on mortgage and other non-operating debts of Landlord.

    D. OCCUPANCY. Notwithstanding any language in the Lease seemingly to the contrary, if the Project is not at least ninety-five percent (95%) occupied during any calendar year of the Lease Term, actual Basic Costs for purposes of this Exhibit B-2 shall, at Landlord's option, be determined as if the Project had been at least ninety-five percent (95%) occupied during such year.

    E. AUDIT RIGHT. Tenant, at its sole cost and expense, shall have the right, within ninety (90) days after receiving Landlord's statement of actual Basic Costs for a particular calendar year, to provide Landlord with written notice (the "Review Notice") of its intent to review Landlord's books and records relating to the Basic Costs for such year. Landlord, within thirty
(30) days after receipt of the Review Notice, shall make such books and records available to Tenant or Tenant's agent for its review at the office of the Building, provided that if Tenant retains an agent to review Landlord's books and records for any calendar year, such agent must be CPA firm licensed to do business in the state in which the Building is located. If Tenant elects to review Landlord's books and records, within thirty (30) days after such books and records are made available to Tenant, Tenant shall have the right to give Landlord written notice stating in reasonable detail any objection to Landlord's statement of actual Basic Costs for such calendar year. If Tenant fails to give Landlord written notice of objection within such thirty (30) day period or fails to provide Landlord with a Review Notice within the ninety (90) day period provided above, Tenant shall be deemed to have approved such statements in all respects. Upon Landlord's receipt of a timely objection notice from Tenant, Landlord and Tenant shall work together in good faith to resolve the discrepancy between Landlord's statement and Tenant's review. If Landlord and Tenant determine that Basic Costs are less than reported, Landlord shall provide Tenant with a credit against future Additional Base Rental in the amount of such overpayment. Likewise, if Landlord and Tenant determine that Basic Costs are greater than reported, Tenant shall forthwith pay the amount of such underpayment to Landlord. Any information obtained by Tenant pursuant to the provisions of the Section shall be treated as confidential. Notwithstanding anything herein to the contrary, Tenant shall not be permitted to examine Landlord's books and records or to dispute any statement of Basic Costs unless Tenant has paid to Landlord (under protest, if Tenant so elects) the amount due as shown on Landlord's statement of actual Basic Costs, said payment (albeit under protest) being a condition precedent to said examination and/or dispute.

    IN WITNESS WHEREOF, Landlord and Tenant have entered into this Lease as of the date first written above.

WITNESS/ATTEST:                     LANDLORD: ZML-ONE MARKET LIMITED
                                    PARTNERSHIP, A DELAWARE LIMITED
                                    PARTNERSHIP
---------------------------------
Name (print):                       BY:  Equity Office Holdings, LLC, a
              -------------------        Delaware limited liability
                                         company as agent

---------------------------------
Name (print):                       By:
              -------------------       -------------------------------------
                                    Name:         RICHARD J. BERK
                                          -----------------------------------
                                    Title:  Vice President, Asset Management
                                           ----------------------------------
                                    TENANT:  TENERA, INC., A DELAWARE
                                             CORPORATION
WITNESS/ATTEST:

          WENDY DE VOE
---------------------------------   By:            JEFFREY R. HAZARIAN
Name (print):    Wendy De Voe           -------------------------------------
              -------------------   Name:          Jeffrey R. Hazarian
                                          -----------------------------------
          LAURIE MCNAIR             Title:                CFO
---------------------------------          ----------------------------------
Name (print):    Laurie McNair
              -------------------

                                  EXHIBIT C

                                 WORK LETTER

    This Exhibit is attached to and made a part of the Lease dated __________, 1995, by and between ZML-ONE MARKET LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP ("Landlord") by Equity Office Holdings, LLC, a Delaware limited liability company, its agent and TENERA, INC., A DELAWARE CORPORATION ("Tenant") for space in the Building located at One Market, San Francisco, California, commonly known as Spear Tower.

    INTENTIONALLY OMITTED, however, Tenant has inspected the Premises and agrees to accept the same "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements. Any construction, alterations or improvements made to the Premises shall be made at Tenant's sole cost and expense. Notwithstanding anything to the contrary, Landlord shall provide Tenant with an allowance ("Work Allowance") in an amount not exceed Fifty-Six Thousand Nine Hundred Four and NO/100 Dollars ($56,904.00) (i.e., $6.00 per rentable square foot of the Premises) (i) toward the cost of performing improvements to the Premises in preparation for Tenant's occupancy thereof or
(ii) to be applied to Base Rental for the Premises beginning with the third
(3rd) month of the Lease Term until the Work Allowance is reduced to $0. All such improvements shall be performed in compliance with the terms and conditions of the Lease, including, without limitation, the prior approval of Landlord with respect to the improvements to be performed and the contractors to be retained to perform such improvements. The Work Allowance shall be paid to Tenant following receipt of the following documentation: full and final waivers of liens from the general contractor and the subcontractors retained by Tenant in an amount equal to the portion of the Work Allowance to be disbursed, completion certificates from Tenant, the general contractor and Tenant's architect, a sworn contractor's affidavit from the general contractor and a request to disburse from Tenant containing an approval by Tenant of the work done, receipted bills covering all labor and materials expended and used in connection with the improvements. If Tenant has not previously paid the general contractor for the cost of the improvements, Landlord, at its option, may pay the Work Allowance directly to the order of the general contractor that performed the improvements or to the joint order of the general contractor and all included subcontractors. Notwithstanding anything herein to the contrary, Landlord shall not be obligated to disburse any portion of the Work Allowance during the continuance of an uncured default under the Lease, and Landlord's obligation to disburse shall only resume when and if such default is cured. The Work Allowance may only be used for the cost of labor, material and contractors fees for the improvements to the Premises and the cost of preparing plans and drawings in connection therewith. In no event shall the Work Allowance be used for the purchase of equipment, furniture and other items of personal property of Tenant.

    IN WITNESS WHEREOF, Landlord and Tenant have entered into this Lease as of the date first written above.

WITNESS/ATTEST:                     LANDLORD: ZML-ONE MARKET LIMITED
                                    PARTNERSHIP, A DELAWARE LIMITED
                                    PARTNERSHIP
---------------------------------
Name (print):                       BY:  Equity Office Holdings, LLC, a
              -------------------        Delaware limited liability
                                         company as agent

---------------------------------
Name (print):                       By:
              -------------------       -------------------------------------
                                    Name:         RICHARD J. BERK
                                          -----------------------------------
                                    Title:  Vice President, Asset Management
                                           ----------------------------------
                                    TENANT:  TENERA, INC., A DELAWARE
                                             CORPORATION
WITNESS/ATTEST:

          WENDY DE VOE
---------------------------------   By:            JEFFREY R. HAZARIAN
Name (print):    Wendy De Voe           -------------------------------------
              -------------------   Name:          Jeffrey R. Hazarian
                                          -----------------------------------
          LAURIE MCNAIR             Title:                CFO
---------------------------------          ----------------------------------
Name (print):    Laurie McNair
              -------------------

                                  EXHIBIT D

                       BUILDING RULES AND REGULATIONS

    This Exhibit is attached to and made a part of the Lease dated __________, 1995, by and between ZML-ONE MARKET LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP ("Landlord") by Equity Office Holdings, LLC, a Delaware limited liability company, its agent and TENERA, INC., A DELAWARE CORPORATION ("Tenant") for space in the Building located at One Market, San Francisco, California, commonly known as Spear Tower.

    The following rules and regulations shall apply, where applicable, to the Premises, the Building, the parking garage associated therewith (if any), the Project and the appurtenances thereto:

    1. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises. No rubbish, litter, trash, or material of any nature shall be placed, emptied, or thrown in those areas. At no time shall Tenant permit Tenant's employees to loiter in common areas or elsewhere in or about the Building or Project.

    2. Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by Tenant or its agents, employees or invitees, shall be paid for by Tenant, and Landlord shall not in any case be responsible therefor.

    3. No signs, advertisements or notices shall be painted or affixed on or to any windows, doors or other parts of the Building, except those of such color, size, style and in such places as shall be first approved in writing by Landlord. No nails, hooks or screws shall be driven or inserted into any part of the Premises or Building except by the Building maintenance personnel, nor shall any part of the Building be defaced by Tenant.

    4. Landlord may provide and maintain in the first floor (main lobby) of the Building an alphabetical directory board listing all Tenants, and no other directory shall be permitted unless previously consented to by Landlord in writing.

    5. Tenant shall not place any additional lock or locks on any door in the Premises or Building without Landlord's prior written consent. A reasonable number of keys to the locks on the doors in the Premises shall be furnished by Landlord to Tenant at the cost of Tenant, and Tenant shall not have any duplicate keys made. All keys shall be returned to Landlord at the expiration or earlier termination of this Lease.

    6. Tenant will refer to Landlord for Landlord's supervision, approval, and control all contractors, contractor's representatives, and installation technicians rendering any service to Tenant, before performance of any contractual service. Such supervisory action by Landlord shall not render Landlord responsible for any work performed for Tenant. This provision shall apply to all work performed in the Building, including but not limited to the installation of telephones, computer wiring, cabling, equipment, electrical devices, attachments and installations of any nature. Tenant shall be solely responsible for complying with all applicable laws, codes and ordinances pursuant to which said work shall be performed.

    7. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of any merchandise or materials which require the use of elevators, stairways, lobby areas, or loading dock areas, shall be restricted to hours designated by Landlord. Tenant must seek Landlord's prior approval by providing in writing a detailed listing of any such activity. If approved by Landlord, such activity shall be under the supervision of Landlord and performed in the manner stated by Landlord. Landlord may prohibit any article, equipment or any other item from being brought into the Building. Tenant is to assume all risk for damage to articles moved and injury to any persons resulting from such activity. If any equipment, property, and/or personnel of Landlord or any of any other tenant is damaged or injured as a result of or in connection with such activity, Tenant shall be solely liable for any and all damage or loss resulting therefrom.

    8. Landlord shall have the power to prescribe the weight and position of safes and other heavy equipment or items, which in all cases shall not in the opinion of Landlord exceed acceptable floor loading and weight distribution requirements. All damage done to the Building by the installation or removal of any property of Tenant, or done by Tenant's property while in the Building, shall be repaired at the expense of Tenant.

    9.  Corridor doors, when not in use, shall be kept closed.

    10. Tenant shall not: (i) make or permit any improper, objectionable or unpleasant noises or odors in the Building, or otherwise interfere in any way with other tenants or persons having business with them; (ii) solicit business or distribute, or cause to be distributed, in any portion of the Building any handbills, promotional materials or other advertising; or (iii) conduct or permit any other activities in the Building that might constitute a nuisance.

    11. No animals, except seeing eye dogs, shall be brought into or kept in, on or about the Premises.

    12. No inflammable, explosive or dangerous fluid or substance shall be used or kept by Tenant in the Premises or Building. Tenant shall not, without Landlord's prior written consent, use, store, install, spill, remove, release or dispose of within or about the Premises or any other portion of the Property, any asbestos-containing materials or any solid, liquid or gaseous material now or hereafter considered toxic or hazardous under the provisions of 42 U.S.C. Section 9601 et seq. or any other applicable environmental law which may now or hereafter be in effect. If Landlord does give written consent to Tenant pursuant to the foregoing sentence, Tenant shall comply with all applicable laws, rules and regulations pertaining to and governing such use by Tenant, and shall remain liable for all costs of cleanup or removal in connection therewith.

    13. Tenant shall not use or occupy the Premises in any manner or for any purpose which would injure the reputation or impair the present or future value of the Premises or the Building; without limiting the foregoing, Tenant shall not use or permit the Premises or any portion thereof to be used for lodging, sleeping or for any illegal purpose.

    14. Tenant shall not take any action which would violate Landlord's labor contracts affecting the Building or which would cause any work stoppage, picketing, labor disruption or dispute, or any interference with the business of Landlord or any other tenant or occupant of the Building or with the rights and privileges of any person lawfully in the Building. Tenant shall take any actions necessary to resolve any such work stoppage, picketing, labor disruption, dispute or interference and shall have pickets removed and, at the request of Landlord, immediately terminate at any time any construction work being performed in the Premises giving rise to such labor problems, until such time as Landlord shall have given its written consent for the resumption of such work. Tenant shall have no claim for damages of any nature against Landlord or any of the Landlord Related Parties in connection therewith, nor shall the date of the commencement of the Term be extended as a result thereof.

    15. Tenant shall utilize the termite and pest extermination service designated by Landlord to control termites and pests in the Premises. Tenant shall bear the cost and expense of such extermination services, provided that Tenant shall not be obligated to pay more for its participation in such termite and pest extermination services than the prevailing competitive rates charged by reputable independent termite and pest control exterminators for the same service on a direct and individual basis.

    16. Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, any electrical equipment which does not bear the U/L (Underwriters Laboratories) seal of approval, or which would overload the electrical system or any part thereof beyond its capacity for proper, efficient and safe operation as determined by Landlord, taking into consideration the overall electrical system and the present and future requirements therefor in the Building. Tenant shall not furnish any cooling or heating to the Premises, including, without limitation the use of any electronic or gas heating devices, without Landlord's prior written consent.

    17. Tenant shall not operate or permit to be operated on the Premises any coin or token operated vending machine or similar device (including, without limitation, telephones, lockers, toilets, scales, amusement devices and machines for sale of beverages, foods, candy, cigarettes or other goods), except for those vending machines or similar devices which are for the sole and exclusive use of Tenant's employees, and then only if such operation does not violate the lease of any other tenant of the Building.

    18. Bicycles and other vehicles are not permitted inside or on the walkways outside the Building, except in those areas specifically designated by Landlord for such purposes.

    19. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, its occupants, entry and use, or its contents. Tenant, Tenant's agents, employees, contractors, guests and invitees shall comply with Landlord's reasonable requirements relative thereto.

    20. Landlord shall have the right to prohibit the use of the name of the Building or any other publicity by Tenant that in Landlord's opinion may tend to impair the reputation of the Building or its desirability for Landlord or other tenants. Upon written notice from Landlord, Tenant will refrain from and/or discontinue such publicity immediately.

    21. Tenant shall carry out Tenant's permitted repair, maintenance, alterations, and improvements in the Premises only during times agreed to in advance by Landlord and in a manner which will not interfere with the rights of other tenants in the Building.

    22. Canvassing, soliciting, and peddling in or about the Building is prohibited. Tenant shall cooperate and use its best efforts to prevent the same.

    23. At no time shall Tenant permit or shall Tenant's agents, employees, contractors, guests, or invitees smoke in any common area of the Building, unless such common area has been declared a designated smoking area by Landlord.

    24. Tenant shall observe Landlord's rules with respect to maintaining standard window coverings at all windows in the Premises so that the Building presents a uniform exterior appearance. Tenant shall ensure that to the extent reasonably practicable, window coverings are closed on all windows in the Premises while they are exposed to the direct rays of the sun.

    25. All deliveries to or from the Premises shall be made only at such times, in the areas and through the entrances and exits designated for such purposes by Landlord. Tenant shall not permit the process of receiving deliveries to or from the Premises outside of said areas or in a manner which may interfere with the use by any other tenant of its premises or of any common areas, any pedestrian use of such area, or any use which is inconsistent with good business practice.

    26. The work of cleaning personnel shall not be hindered by Tenant after 5:30 p.m., and such cleaning work may be done at any time when the offices are vacant. Windows, doors and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles necessary to prevent unreasonable hardship to Landlord regarding cleaning service.

    IN WITNESS WHEREOF, Landlord and Tenant have entered into this Lease as of the date first written above.

WITNESS/ATTEST:                     LANDLORD: ZML-ONE MARKET LIMITED
                                    PARTNERSHIP, A DELAWARE LIMITED
                                    PARTNERSHIP
---------------------------------
Name (print):                       BY:  Equity Office Holdings, LLC, a
              -------------------        Delaware limited liability
                                         company as agent

---------------------------------
Name (print):                       By:
              -------------------       -------------------------------------
                                    Name:         RICHARD J. BERK
                                          -----------------------------------
                                    Title:  Vice President, Asset Management
                                           ----------------------------------
                                    TENANT:  TENERA, INC., A DELAWARE
                                             CORPORATION
WITNESS/ATTEST:

          WENDY DE VOE
---------------------------------   By:            JEFFREY R. HAZARIAN
Name (print):    Wendy De Voe           -------------------------------------
              -------------------   Name:          Jeffrey R. Hazarian
                                          -----------------------------------
          LAURIE MCNAIR             Title:                CFO
---------------------------------          ----------------------------------
Name (print):    Laurie McNair
              -------------------

                                  EXHIBIT E

                              ADDITIONAL TERMS

    This Exhibit is attached to and made a part of the Lease dated __________, 1995, by and between ZML-ONE MARKET LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP ("Landlord") by Equity Office Holdings, LLC, a Delaware limited liability company, its agent and TENERA, INC., A DELAWARE CORPORATION ("Tenant") for space in the Building located at One Market, San Francisco, California, commonly known as Spear Tower.

(I)  RENEWAL OPTION

    A. Tenant shall have the right to extend the Lease Term for one additional period of three (3) years commencing on the day following the Termination Date of the initial Lease Term and ending on the last day of the thirty-sixth (36th) month anniversary of the Termination Date (the "Renewal Term"), if:

        1. Landlord receives notice of exercise ("Initial Renewal Notice") not less than nine (9) full calendar months prior to the expiration of the initial Lease Term and not more than twelve (12) full calendar months prior to the expiration of the initial Lease Term; and

        2. Tenant is not in default under the Lease beyond any applicable cure periods at the time that Tenant delivers its Initial Renewal Notice or at the time Tenant delivers its Binding Renewal Notice; and

        3. No part of the Premises is sublet at the time that Tenant delivers its Initial Renewal Notice or at the time Tenant delivers its Binding Renewal Notice; and

        4. The Lease has not been assigned prior to the date that Tenant delivers its Initial Renewal Notice or prior to the date Tenant delivers its Binding Renewal Notice; and

        5. Tenant executes and returns the Renewal Amendment (hereinafter defined) within fifteen (15) days after its submission to Tenant.

    B. The initial Base Rental rate per rentable square foot for the Premises during the Renewal Term shall equal the Prevailing Market (hereinafter defined) rate per rentable square foot for the Premises.

    C. Tenant shall pay Additional Base Rental (i.e. Basic Costs) for the Premises during the Renewal Term in accordance with Exhibit B-2 of the Lease.

    D. Within thirty (30) days after receipt of Tenant's Initial Renewal Notice, Landlord shall advise Tenant of the applicable Base Rental rate for the Premises for the Renewal Term. Tenant, within fifteen (15) days after the date on which Landlord advises Tenant of the applicable Base Rental rate for the Renewal Term, shall either (i) give Landlord final binding written notice ("Binding Notice") of Tenant's exercise of its option, or (ii) if Tenant disagrees with Landlord's determination, provide Landlord with written notice of rejection (the "Rejection Notice"). If Tenant fails to provide Landlord with either a Binding Notice or Rejection Notice within such fifteen (15) day period, Tenant's Renewal Option shall be null and void and of no further force and effect. If Tenant provides Landlord with a Binding Notice, Landlord and Tenant shall enter into the Renewal Amendment upon the terms and conditions set forth herein. If Tenant provides Landlord with a Rejection Notice, Landlord and Tenant shall work together in good faith to agree upon the Prevailing Market Base Rental rate for the Premises during the Renewal Term. Upon agreement Tenant shall provide Landlord with Binding Notice and Landlord and Tenant shall enter into the Renewal Amendment in accordance with the terms and conditions hereof. Notwithstanding the foregoing, if Landlord and Tenant are unable to agree upon the Prevailing Market Base Rental rate for the Premises within thirty (30) days after the date on which Tenant provides Landlord with a Rejection Notice, Tenant's Renewal Option shall be null and void and of no force and effect.

    E. If Tenant is entitled to and properly exercises its Renewal Option, Landlord shall prepare an amendment (the "Renewal Amendment") to reflect changes in the Base Rental, Lease Term, Termination Date and other appropriate terms. The Renewal Amendment shall be:

        1. sent to Tenant within a reasonable time after receipt of the Renewal Notice; and

        2. executed by Tenant and returned to Landlord in accordance with paragraph A.5. above.

    F. For purposes hereof, "Prevailing Market" shall mean the arms length fair market annual rental rate per rentable square foot under renewal leases and amendments entered into on or about the date on which the Prevailing Market is being determined hereunder for space comparable to the Premises in the Building and office buildings comparable to the Building in the San Francisco bay area. The determination of Prevailing Market shall take into account any material economic differences between the terms of this Lease and any comparison lease, such as rent abatements, construction costs and other concessions and the manner, if any, in which the landlord under any such lease is reimbursed for operating expenses and taxes. The determination of Prevailing Market shall also take into consideration any reasonably anticipated changes in the Prevailing Market rate from the time such Prevailing Market rate is being determined and the time such Prevailing Market rate will become effective under this Lease.

    IN WITNESS WHEREOF, Landlord and Tenant have entered into this Lease as of the date first written above.

WITNESS/ATTEST:                     LANDLORD: ZML-ONE MARKET LIMITED
                                    PARTNERSHIP, A DELAWARE LIMITED
                                    PARTNERSHIP
---------------------------------
Name (print):                       BY:  Equity Office Holdings, LLC, a
              -------------------        Delaware limited liability
                                         company as agent

---------------------------------
Name (print):                       By:
              -------------------       -------------------------------------
                                    Name:         RICHARD J. BERK
                                          -----------------------------------
                                    Title:  Vice President, Asset Management
                                           ----------------------------------
                                    TENANT:  TENERA, INC., A DELAWARE
                                             CORPORATION
WITNESS/ATTEST:

          WENDY DE VOE
---------------------------------   By:            JEFFREY R. HAZARIAN
Name (print):    Wendy De Voe           -------------------------------------
              -------------------   Name:          Jeffrey R. Hazarian
                                          -----------------------------------
          LAURIE MCNAIR             Title:                CFO
---------------------------------          ----------------------------------
Name (print):    Laurie McNair
              -------------------